UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-2183
                                   ---------------------------------------------

                         MassMutual Corporate Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1500 Main Street, Suite 600, Springfield, MA 01115
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip code)


                 Stephen L. Kuhn, Vice President and Secretary
               1500 Main Street, Suite 2800, Springfield, MA 01115
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 12/31/04
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

  2004
Annual
Report
























                                                  MassMutual Corporate Investors

MassMutual
Corporate
Investors

MassMutual Corporate Investors is a closed-end investment company, first offered to the public over 30 years ago and is listed on the New York Stock Exchange.


MASSMUTUAL
CORPORATE INVESTORS
c/o Babson Capital Management LLC
1500 Main Street, Suite 600
Springfield, Massachusetts 01115
(413) 226-1516

ADVISER
Babson Capital Management LLC
1500 Main Street
Springfield, Massachusetts 01115

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

PROXY VOTING POLICIES & PROCEDURES;
PROXY VOTING RECORD
The Trustees of MassMutual Corporate Investors have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC. Adescription of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on MassMutual Corporate Investors' website: http://www. babsoncapital.com/mci; and (3) on the U.S. Securities and Exchange Commission ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on MassMutual Corporate Investors' website: http://www.babsoncapital.com/mci; and (2) on the SEC's website at http://www.sec.gov.

FORM N-Q
MassMutual Corporate Investors files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov; and
(ii) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800- SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

                                                  MassMutual Corporate Investors

Investment
Objective
and Policy

MassMutual Corporate Investors (the "Trust") is a closed-end investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI". The Trust's share price can be found in the financial section of most newspapers as "MassCp" or "MassMuInv" under the New York Stock Exchange listings.

[PIE CHART APPEARS HERE]

Portfolio Composition as of 12/31/04*

Public High Yield Debt 31%

Public Equity 3%

Cash & Short Term Investments 3%

Private/Restricted Equity 14%

Private Investment Grade Debt 1%

Private High Yield Debt 48%

*Based on value of total investments

The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term corporate debt obligations with equity features such as warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly traded, directly from their issuers, which tend to be smaller companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks.

Babson Capital Management LLC manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

In this report you will find a complete listing of the Trust's holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the MassMutual Corporate Investors Annual Meeting of Shareholders, which will be held on April 22, 2005 at 2:00 P.M. in Springfield, Massachusetts.

MassMutual Corporate Investors

To
Our
Shareholders

On July 1, 2004, David L. Babson & Company Inc., the investment adviser to MassMutual Corporate Investors (the "Trust"), announced that it was renaming itself as Babson Capital Management LLC. The Trust continues to be managed by the same individuals and there should be no change in the level of service provided.

I am pleased to share with you the Trust's Annual Report for the year ended December 31, 2004.

[PHOTO APPEARS HERE]

Left to right:

Roger W. Crandall
President

Stuart H. Reese
Chairman

The Trust's total portfolio rate of return for 2004 was 22.76%, as measured by the change in net asset value, assuming the reinvestment of all dividends and distributions.

                                                  MassMutual Corporate Investors


Total Annual Portfolio Return (as of 12/31 each year)*

                            [BAR CHART APPEARS HERE]

                                                      Lehman Brothers
                                                      Intermediate
MassMutual Corporate      Standard & Poor's           U.S. Credit Index
Investors (Based on       Industrials Composite       (Formerly called the
change in the net         (Formerly called the        Lehman Brothers
asset value with          Standard  & Poor's          Intermediate
reinvested dividends)     Industrial Price Index.)    Corporate Bond Index.)

   2004  22.76%                2004  10.20%                2004   4.08%
   2003  22.61%                2003  28.34%                2003   6.91%
   2002   4.80%                2002 -23.51%                2002  10.14%
   2001   5.97%                2001 -11.67%                2001   9.77%
   2000   7.28%                2000 -16.26%                2000   9.46%
   1999   7.53%                1999  25.89%                1999   0.16%
   1998  17.12%                1998  33.77%                1998   8.29%
   1997  27.14%                1997  31.04%                1997   8.36%
   1996  15.42%                1996  23.03%                1996   3.97%
   1995  33.76%                1995  34.64%                1995  18.99%

*Data for MassMutual Corporate Investors represents portfolio returns based on change in the net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on market value due to the difference between the net asset value and the market value of the shares outstanding (see page 12 for total investment return based on market value); past performance is no guarantee of future results.


[PHOTO APPEARS HERE]

Left to right:

Stephen L. Kuhn
Vice President and Secretary

Clifford M. Noreen
Vice President

Charles C. McCobb, Jr.
Vice President and Chief Financial Officer

The Trust continues to repeatedly employ the investment philosophy that has served it well since its inception: investing in companies which we believe to have a strong business proposition, solid cash flow and experienced, ethical management.

MassMutual Corporate Investors

The Trust's
2004 Portfolio
Performance

The Trust's total portfolio rate of return for 2004 was 22.76%, as measured by the change in net asset value, assuming the reinvestment of all dividends and distributions. The Trust's total net assets were $218,505,148, or $24.34 per share, as of December 31, 2004, compared to $193,786,114, or $21.84 per share, as of December 31, 2003. The Trust's quarterly pershare dividend increased in each of the first three quarters of 2004: from 36 cents per share paid for each quarter in 2003 to 41 cents per share paid in May, to 45 cents per share paid in August, and to 46 cents per share paid in November. While the regular fourth quarter dividend paid in January remained at 46 cents per share, the Trust declared a special year-end dividend of 28 cents per share paid in January to shareholders of record on December 31, 2004. A special 10 cent per share dividend was also paid in August, bringing total dividends for the year to $2.16 per share. All in all, we are very pleased with the Trust's 2004 portfolio performance.

                       Lehman            Lehman           Standard
                      Brothers          Brothers          & Poor's
           The     U.S. Corporate     Intermediate      Industrials    Russell
          Trust   High Yield Index  U.S. Credit Index*  Composite**  2000 Index

1 Year    22.76%       11.13%             4.08%            10.20%      18.33%
3 Year    16.41%       12.22%             7.01%             2.66%      11.48%
5 Year    12.38%        6.97%             8.05%            -4.37%       6.61%
10 Year   16.05%        8.13%             7.91%            11.31%      11.54%

 * Formerly called the Lehman Brothers Intermediate Corporate Bond Index. ** Formerly called the Standard & Poor's Industrial Price Index.

The above table lists the average annual returns of the Trust's portfolio, based on change in net assets, assuming the reinvestment of all dividends and distributions, compared to the average annual returns of selected equity and fixed income market indices for the 1, 3, 5 and 10 years ended December 31, 2004.

The U.S. economy and investment markets showed surprising resilience in 2004, holding steady despite several factors: short-term interest rates were raised five times during the year by the Federal Reserve Board for a total increase of
1.25 percent; oil reaching a record high price of $50 a barrel; a weakening dollar; the worst hurricane season in 40 years; the ongoing war in Iraq; and a highly charged Presidential election campaign.

                                                  MassMutual Corporate Investors

While historically events such as these have had a negative economic impact, indications are that the U.S. economy continues to improve. U.S. Gross Domestic Product grew at a 4.4 percent rate for the year and the unemployment rate dropped to 5.4 percent from 5.7 percent. Nevertheless, at the close of 2004, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index were at their highest levels since pre-September 11, 2001.

Corporate credit defaults around the globe continued their downward trend (although possibly plateauing at year-end), which provided a more stable environment for investors. In the U.S., the speculative-grade issuer-weighted default rate fell to 2.2% at year-end from a starting point of 5.2% in 2003, as reported by Moody's Investors Service. Meanwhile, 2004 saw dollardenominated high-yield bond issuance approach $134.8 billion, keeping pace with the $135.7 billion issued in 2003, according to Credit Suisse First Boston. The value of mergers and acquisitions among domestic companies reached $834 billion, a tally surpassed only in the record year of 2000, according to Thompson Financial. This is an indication of the amount of capital available in the market to finance deals; however, this environment has caused the markets in which the Trust participates to become very competitive.

Overall, the Trust closed 23 new private placement transactions during 2004 and added to seven existing private placement investments, a relatively large number compared with previous years. To keep pace with this activity, Babson Capital has added additional investment professionals to its mezzanine and private equity group.

New private placement transactions during the year were: ATI Acquisition Company; AWC Holding Company; American Hospice Management Holding LLC; Augusta Sportswear Holding Co.; Chemed Corporation (Roto-Rooter, Inc.); Eagle Pack Pet Foods, Inc.; EXC Acquisition Corporation; Home Decor Holding Company; Justrite Manufacturing Acquisition Co.; Kele and Associates, Inc.; Maverick Acquisition Company; Maxon Corporation; Nonni's Food Company; Qualis Automotive LLC; Qualserv Corporation; River Ranch Fresh Foods LLC; Savage Sports Holding, Inc.; Sport Court International, Inc.; Tubular Textile Machinery; U-Line Corporation; Vitality Foodservice, Inc.; Vitex Packaging Group, Inc.; and Walls Industries, Inc.

In addition, the Trust added to existing private placement investments in Brampton Fasteners Co. Ltd., Colibri Holdings Corp., Delstar Holding Corporation, Dwyer Group, Inc., Home Decor Holding Company, MedAssist, Inc. and Shelter Acquisition, Inc.

[PHOTO APPEARS HERE]

Left to right:

Michael L. Klofas
Vice President

Richard E. Spencer, II
Vice President

Michael P. Hermsen
Vice President

MassMutual Corporate Investors

The Outlook for 2005

For 2005, expectations are mixed. The Fed will likely continue to raise short-term rates, and many analysts believe long-term interest rates may rise as well. The global economy is focused on the budget and current account deficits in the U.S., with the risk of further dollar weakness. Oil prices will continue to have a risk premium because of instability and conflict in the Middle East. While economic indicators such as unemployment levels, manufacturing activity and consumer confidence looked promising at year-end, no one can predict the future with any degree of certainty.

Stronger equity and credit markets have helped fuel increased M & A activity - pushing valuations toward the high end of historical ranges. The margin of safety in many investments has been reduced, requiring investors to increase the scrutiny of each opportunity.

Regardless of the economic environment, however, the Trust continues to repeatedly employ the investment philosophy that has served it well since its inception: investing in companies which we believe to have a strong business proposition, solid cash flow and experienced, ethical management. This philosophy, combined with Babson Capital's seasoned investment-management team and the Trust's financial position, contribute to the Trust's being well positioned for future investment opportunities that meet its investment objectives and policies. As always, I would like to thank you for your continued interest in and support of MassMutual Corporate Investors.

Sincerely,

/s/ Roger W. Crandall
Roger W. Crandall
President

Cautionary Notice: Certain statements contained in this report to shareholders may be "forward looking" statements within the meaning of the Private Securities Litigation Act of 1995. These statements are not guarantees of future performance and actual results may differ materially from those forecasted.


2004              Record      Net Investment    Short-Term
Dividends          Date           Income           Gains        Tax Effect
--------------------------------------------------------------------------------
Regular          05/07/04        $0.4100             -
                 07/30/04         0.4500             -
                 11/01/04         0.4600             -
                 12/31/04         0.4600             -
Special          07/30/04         0.1000             -
                 12/31/04         0.2800             -
--------------------------------------------------------------------------------
                                 $2.1600             -            $2.16
--------------------------------------------------------------------------------

The following table summarizes the tax effects of the retention of capital gains for 2004:

                               Amount Per Share            Form 2439
--------------------------------------------------------------------------------
2004 Gains Retained               0.4532                    Line 1a
Long-Term Gains Retained          0.4532
Taxes Paid                        0.1586                    Line 2*
Basis Adjustment                  0.2946                      **

 *If you are not subject to federal tax (e.g., a charitable organization, IRA or
  Keogh Plan), you may be able to claim a refund by filing Form 990-T.
**For federal tax purposes, you may increase the adjusted basis of your shares by this amount (the excess of Line 1a over Line 2).

                     Qualified for Dividend                                  Interest Earned on
Annual Dividend     Received Deduction***       Qualified Dividends****     U.S. Gov't. Obligations
Amount Per Share   Percent  Amount Per Share   Percent  Amount Per Share   Percent  Amount Per Share
--------------------------------------------------------------------------------------------------
     $2.16         19.7828%     0.4273         19.7768%     0.4272          0.00%        0.0000
--------------------------------------------------------------------------------------------------

 *** Not available to individual shareholders
**** Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2004

                                                  MassMutual Corporate Investors

Financial
Report

Consolidated Statement of Assets and Liabilities . . . . . . . . . . . . .  8
Consolidated Statement of Operations . . . . . . . . . . . . . . . . . . .  9
Consolidated Statement of Cash Flows . . . . . . . . . . . . . . . . . . . 10
Consolidated Statements of Changes in Net Assets . . . . . . . . . . . . . 11
Consolidated Selected Financial Highlights . . . . . . . . . . . . . . . . 12
Consolidated Schedule of Investments . . . . . . . . . .. . . . . . . . 13-35
Notes to Consolidated Financial Statements . . . . . . .. . . . . . . . 36-39
Interested Trustees. . . . . . . . . . . . . . . . . . .. . . . . . . . 40-41
Independent Trustees . . . . . . . . . . . . . . . . . .. . . . . . . . 42-44
Officers of the Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . 45
Report of Independent Registered Public Accounting Firm. . . . . . . . . . 46

MassMutual Corporate Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS:
Investments
  (See Consolidated Schedule of Investments)
  Corporate restricted securities at fair value
    (Cost - $182,951,980)                                                    $179,432,770
  Corporate public securities at market value
    (Cost - $61,143,627)                                                       65,540,803
  Short-term securities at cost plus earned discount which
    approximates market value                                                   2,252,665
                                                                             ------------
                                                                              247,226,238

Cash                                                                            4,587,117
Interest and dividends receivable                                               3,712,861
Receivable for investments sold                                                 1,995,635
                                                                             ------------
    TOTAL ASSETS                                                             $257,521,851
                                                                             ============

LIABILITIES:
Dividend payable                                                             $  6,644,036
Payable for investments purchased                                                 110,000
Management fee payable                                                            626,075
Note payable                                                                   20,000,000
Revolving Credit Agreement                                                      9,000,000
Interest payable                                                                  210,312
Accrued expenses                                                                  214,630
Accrued taxes payable                                                           2,211,650
                                                                             ------------
    TOTAL LIABILITIES                                                          39,016,703
                                                                             ------------

NET ASSETS:
Common shares, par value $1.00 per share; an unlimited number authorized        8,978,427
Additional paid-in capital                                                    104,247,288
Retained net realized gain on investments, prior years                        100,547,585
Undistributed net investment income                                             1,270,697
Undistributed net realized gain on investments                                  2,583,185
Net unrealized appreciation of investments                                        877,966
                                                                             ------------
    TOTAL NET ASSETS                                                          218,505,148
                                                                             ------------
    TOTAL LIABILITIES AND NET ASSETS                                         $257,521,851
                                                                             ============


Common shares issued and outstanding                                            8,978,427
                                                                             ============
Net asset value per share                                                    $      24.34
                                                                             ============

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                                  MassMutual Corporate Investors

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
Interest                                                                     $ 20,999,802
Dividends                                                                       2,538,992
                                                                             ------------
    TOTAL INVESTMENT INCOME                                                    23,538,794
                                                                             ------------
EXPENSES:
Management fees (net of fee waiver of $31,991) See Footnotes 3 and 8            2,899,395
Interest                                                                        1,595,039
Trustees' fees and expenses                                                       160,000
Transfer agent/registrar's expenses                                                28,000
Reports to shareholders                                                            80,000
Professional fees                                                                 452,400
Other                                                                              74,663
                                                                             ------------
    TOTAL EXPENSES                                                              5,289,497
                                                                             ------------

Net investment income before income tax expense                                18,249,297

Income tax expense                                                                299,950
                                                                             ------------
INVESTMENT INCOME - NET ($2.00 PER SHARE)                                      17,949,347
                                                                             ------------

Net realized and unrealized gain on investments:
Realized gain on investments before taxes                                       7,032,428
Income tax expense                                                             (2,377,709)
                                                                             ------------
Net realized gain on investments                                                4,654,719

Net change in unrealized depreciation of investments                           19,012,223
                                                                             ------------
    NET GAIN ON INVESTMENTS                                                    23,666,942
                                                                             ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $ 41,616,289
                                                                             ============

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MassMutual Corporate Investors

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2004

Net decrease in cash:
Cash flows from operating activities:
  Interest and dividends received                                            $ 21,803,206
  Interest expense paid                                                        (1,572,438)
  Operating expenses paid                                                      (3,772,363)
  Income taxes paid                                                            (2,243,478)
                                                                             ------------
    NET CASH PROVIDED BY OPERATING ACTIVITIES                                  14,214,927
                                                                             ------------

Cash flows from investing activities:
  Purchases/Proceeds/Maturities from short-term portfolio securities, net       4,128,894
  Purchase of portfolio securities                                           (132,488,422)
  Proceeds from disposition of portfolio securities                           117,678,819
                                                                             ------------
    NET CASH USED FOR INVESTING ACTIVITIES                                    (10,680,709)
                                                                             ------------
    NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES                     3,534,218
                                                                             ------------

Cash flows from financing activities:
  Proceeds from borrowings on Revolving Credit Agreement                        9,000,000
  Increase in receipts for shares issued on reinvestment of dividends           2,432,514
  Cash dividends paid from net investment income                              (19,429,056)
                                                                             ------------
    NET CASH USED FOR FINANCING ACTIVITIES                                     (7,996,542)
                                                                             ------------

NET DECREASE IN CASH                                                           (4,462,324)
Cash - beginning of year                                                        9,049,441
                                                                             ------------
CASH - END OF YEAR                                                           $  4,587,117
                                                                             ============

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET CASH
PROVIDED BY OPERATING AND INVESTING ACTIVITIES:

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $ 41,616,289
                                                                             ------------

  Increase in investments                                                     (39,942,715)
  Increase in interest and dividends receivable                                  (436,694)
  Decrease in receivable for investments sold                                   1,808,461
  Increase in payable for investments purchased                                   110,000
  Decrease in management fee payable                                             (103,267)
  Increase in interest payable                                                     22,601
  Increase in accrued expenses                                                     25,362
  Increase in accrued taxes payable                                               434,181
                                                                             ------------
    TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                           (38,082,071)
                                                                             ------------
    NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES                  $  3,534,218
                                                                             ============

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                                  MassMutual Corporate Investors

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                  2004               2003
--------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
Operations:
  Investment income - net                                                    $  17,949,347      $  12,804,578
  Net realized gain on investments                                               4,654,719          4,989,717
  Net change in unrealized depreciation of investments                          19,012,223         20,089,741
                                                                             -------------      -------------
  Net increase in net assets resulting from operations                          41,616,289         37,884,036

  Net increase in shares of beneficial interest transactions                     2,432,514          1,167,125
    (common shares issued: 2004 - 105,634; 2003 - 56,430)

Dividends to shareholders from:
  Net investment income (2004 - $2.16 per share; 2003 - $1.84 per share)       (19,329,769)       (16,293,478)
                                                                             -------------      -------------
    TOTAL INCREASE IN NET ASSETS                                                24,719,034         22,757,683

NET ASSETS, BEGINNING OF YEAR                                                  193,786,114        171,028,431
                                                                             -------------      -------------
NET ASSETS, END OF YEAR                                                      $ 218,505,148      $ 193,786,114
                                                                             =============      =============


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MassMutual Corporate Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each common share outstanding:
For the years ended December 31,                   2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: BEGINNING OF YEAR               $  21.84       $  19.40       $  20.07       $  20.74       $  22.00
                                                 --------       --------       --------       --------       --------

Net investment income                                2.00           1.44           1.53           1.70           1.96
Net realized and unrealized
  gain (loss) on investments                         2.64           2.83          (0.59)         (0.53)         (0.46)

                                                 --------       --------       --------       --------       --------
Total from investment operations                     4.64           4.27           0.94           1.17           1.50
                                                 --------       --------       --------       --------       --------

Dividends from net investment
  income to common shareholders                     (2.16)         (1.84)         (1.44)         (1.79)         (1.96)

Distributions from net realized
  gain on investments to common shareholders         --             --            (0.18)         (0.09)         (0.80)

Change from issuance of shares                       0.02           0.01           0.01           0.04           --
                                                 --------       --------       --------       --------       --------

Total distributions                                 (2.14)         (1.83)         (1.61)         (1.84)         (2.76)
                                                 --------       --------       --------       --------       --------
NET ASSET VALUE: END OF YEAR                     $  24.34       $  21.84       $  19.40       $  20.07       $  20.74
                                                 --------       --------       --------       --------       --------
PER SHARE MARKET VALUE: END OF YEAR              $  28.50       $  22.90       $  19.49       $  20.70       $  22.00
                                                 --------       --------       --------       --------       --------

Total investment return
  Market value                                      36.10%         27.53%          1.35%          1.88%         17.55%
  Net asset value*                                  22.76%         22.61%          4.80%          5.91%          7.28%

Net assets (in millions):
  End of period                                  $ 218.51       $ 193.79       $ 171.03       $ 175.11       $ 178.13

Ratio of operating expenses
to average net assets                                1.93%          2.04%          1.82%          1.72%          1.47%

Ratio of interest expense
to average net assets                                0.77%          0.82%          0.86%          0.84%          0.58%

Ratio of total expenses
to average net assets                                2.70%          2.86%          2.68%          2.56%          2.05%

Ratio of net investment income
to average net assets                                8.68%          6.95%          7.65%          8.20%          8.56%

Portfolio turnover                                  53.45%         56.10%         34.02%         24.48%         59.75%

*Net asset value return represents portfolio returns based on change in the net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on market value due to the difference between the net asset value and the market value of the shares outstanding; past performance is no guarantee of future results.

See Notes to Consolidated Financial Statements.

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                                        Shares, Units
                                                                     Warrants, Ownership  Acquisition
Corporate Restricted Securities - 82.12% (A)                         or Principal Amount     Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
Private Placement Investments - 73.29%
A T I ACQUISITION COMPANY
A for-profit post-secondary school serving students in Texas, Florida and Arizona.
12% Senior Subordinated Note due 2012                                   $    2,125,000    04/08/04    $  2,125,000    $  2,127,151
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                        2,323 shs.    04/08/04            --                23
                                                                                                      ------------    ------------
                                                                                                         2,125,000       2,127,174
                                                                                                      ------------    ------------
AWC HOLDING COMPANY
Amanufacturer and distributor of aluminum and vinyl windows and doors in the Southwest and Southeast regions of the U.S.
12% Senior Subordinated Note due 2012                                   $    2,125,000    05/18/04       1,921,756       1,928,953
Limited Partnership Interest
  of A W C Investment, LLC (B)                                                250 uts.    05/18/04         212,500         191,251
                                                                                                      ------------    ------------
                                                                                                         2,134,256       2,120,204
                                                                                                      ------------    ------------
ADORN, INC.
Amanufacturer of wall panels, cabinets, moldings and countertops for houses and recreational vehicles.
12.5% Subordinated Note due 2010                                        $    2,125,000    02/29/00       1,932,097       2,136,334
Warrant, exercisable until 2010, to purchase
  common stock at $.02 per share (B)                                          364 shs.    02/29/00         307,759         274,859
                                                                                                      ------------    ------------
                                                                                                         2,239,856       2,411,193
                                                                                                      ------------    ------------
AMERICA'S BODY COMPANY, INC./LCP HOLDING CO.
A designer and manufacturer of commercial work vehicles
12% Preferred Stock Series C (B)                                              395 shs.    12/16/03       1,750,000       3,150,001
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                                           58 shs.           *         513,334               1
                                                                                                      ------------    ------------
*11/02/98 and 12/16/03                                                                                   2,263,334       3,150,002
                                                                                                      ------------    ------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States
12% Senior Subordinated Note due 2010                                   $    2,125,000    01/22/04       1,892,924       2,210,000
Preferred Class A Unit (B)                                                  2,525 uts.    01/22/04         252,500         227,250
Common Class B Unit (B)                                                     3,042 uts.    01/22/04            --              --
                                                                                                      ------------    ------------
                                                                                                         2,145,424       2,437,250
                                                                                                      ------------    ------------
AUGUSTA SPORTSWEAR HOLDING CO.
Amanufacturer and distributor of athletic apparel, activewear and team uniforms.
12% Senior Subordinated Note due 2012                                   $    1,686,800    12/31/04       1,567,318       1,699,620
Common Stock (B)                                                              438 shs.    12/31/04         438,200         394,380
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          137 shs.    12/31/04         119,482               1
                                                                                                      ------------    ------------
                                                                                                         2,125,000       2,094,001
                                                                                                      ------------    ------------

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                        Shares, Units
                                                                     Warrants, Ownership  Acquisition
Corporate Restricted Securities(A)(Continued)                        or Principal Amount     Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
BEACON MEDICAL PRODUCTS, INC
A designer, manufacturer and marketer of medical air and gas distribution systems.
Senior Secured Floating Rate Revolving Credit
  Facility due 2007                                                     $      115,318    04/09/02    $    115,318    $    114,750
Senior Secured Tranche A Floating Rate Note due 2008                    $      857,926    04/09/02         857,926         849,321
12% Senior Secured Note due 2010                                        $      721,196    04/09/02         620,994         758,637
Limited Partnership Interest of Riverside Capital
  Appreciation Fund IV, L.P. (B)                                           11.16% int.    04/09/02         152,329         141,209
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                        1,390 shs.    04/09/02         127,497         128,861
                                                                                                      ------------    ------------
                                                                                                         1,874,064       1,992,778
                                                                                                      ------------    ------------
BETA BRANDS LTD
Amanufacturer of hard candy and chocolate-coated products sold primarily to the Canadian market.
5% Promissory Note due 2009 (B)                                         $      195,498    03/31/04         195,498            --
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                        4,895 shs.    03/31/04               1            --
                                                                                                      ------------    ------------
                                                                                                           195,499            --
                                                                                                      ------------    ------------
BETTER MINERALS & AGGREGATES
A producer of high grade industrial and specialty silica sands
14% Redeemable Preferred Stock (B)                                            997 shs.    09/30/99         545,858         108,990
Convertible Preferred Stock Series A and B, convertible
  into common stock at $9.26 per share (B)                                126,003 shs.    12/19/96       1,166,700            --
Common Stock (B)                                                           20,027 shs.    09/30/99         799,068            --
Warrants, exercisable until 2005 and 2010, to
  purchase common stock at $.01 per share (B)                              11,399 shs.           *         128,502            --
                                                                                                      ------------    ------------
*12/19/96 and 09/30/99                                                                                   2,640,128         108,990
                                                                                                      ------------    ------------
BRAMPTON FASTENER CO. LTD
A value-added national distributor of maintenance, repair and operating supplies such as fasteners, electrical components and tools.
8% Senior Secured Term A Note due 2009                                  $      806,250    12/31/04         806,250         765,938
12% Senior Secured Term B Note due 2009                                 $      806,250    12/31/04         806,250         765,938
Limited Partnership Interest of Brafasco Investors LLC (B)                 82,500 uts.    12/31/04          82,500          78,375
Preferred Stock (B)                                                           290 shs.    12/31/04            --           275,519
                                                                                                      ------------    ------------
                                                                                                         1,695,000       1,885,770
                                                                                                      ------------    ------------
C & M CONVEYOR, INC
Amanufacturer and supplier of material handling systems to the corrugated sheet and container industry.
9.5% Senior Secured Term Note due 2007                                  $      996,235    09/13/02         996,235       1,007,896
11% Senior Subordinated Note due 2010                                   $      838,102    09/13/02         795,766         858,273
Common Stock (B)                                                          316,265 shs.    09/13/02         316,265         253,012
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                      137,175 shs.    09/13/02          60,250           1,372
                                                                                                      ------------    ------------
                                                                                                         2,168,516       2,120,553
                                                                                                      ------------    ------------

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                        Shares, Units
                                                                     Warrants, Ownership  Acquisition
Corporate Restricted Securities(A)(Continued)                        or Principal Amount     Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
CAINS FOODS, L.P.
A producer of mayonnaise and sauce products for both the retail and food service markets.
Limited Partnership Interest (B)                                              117 uts.    09/29/95    $    158,369    $    411,709
                                                                                                      ------------    ------------
CAPESUCCESS LLC
A provider of diversified staffing services
Preferred Membership Interests (B)                                          1,882 uts.    04/29/00           8,395             420
Common Membership Interests (B)                                            24,318 uts.    04/29/00         108,983           5,442
                                                                                                      ------------    ------------
                                                                                                           117,378           5,862
                                                                                                      ------------    ------------
CAPITAL SPECIALTY PLASTICS, INC
A producer of desiccant strips used for packaging pharmaceuticals products.
Common Stock (B)                                                              109 shs.           *             503             503
                                                                                                      ------------    ------------
*12/30/97 and 05/29/99

CHEMED CORPORATION
An operator in the residential and commercial repair-and-maintenance service industry through two wholly owned subsidiaries, Roto-Rooter and Service America.
Common Stock                                                               20,000 shs.    02/24/04       1,000,000       1,342,200
                                                                                                      ------------    ------------
COEUR, INC
A producer of proprietary, disposable power injection syringes
8.75% Senior Secured Term Note due 2010                                 $      570,652    04/30/03         570,652         587,730
11.5% Senior Subordinated Note due 2011                                 $      424,819    04/30/03         389,351         437,972
Common Stock (B)                                                          126,812 shs.    04/30/03         126,812         114,131
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                       87,672 shs.    04/30/03          40,804             877
                                                                                                      ------------    ------------
                                                                                                         1,127,619       1,140,710
                                                                                                      ------------    ------------
COINING CORPORATION OF AMERICA LLC
Amanufacturer of close tolerance parts and metal stampings
Senior Secured Floating Rate Revolving Credit
Facility due 2006                                                       $      129,630    01/07/02         129,630         124,950
Senior Secured Floating Rate Tranche A Note due 2007                    $      993,827    06/26/01         993,827         917,783
13% Senior Secured Tranche B Note due 2006                              $      648,148    06/26/01         648,148         630,688
Limited Partnership Interest (B)                                            6.38% int.    06/26/01         324,074         259,259
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                      107,036 shs.    06/26/01          79,398           1,070
                                                                                                      ------------    ------------
                                                                                                         2,175,077       1,933,750
                                                                                                      ------------    ------------

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                        Shares, Units
                                                                     Warrants, Ownership  Acquisition
Corporate Restricted Securities(A)(Continued)                        or Principal Amount     Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
COLIBRI HOLDINGS CORPORATION
Amanufacturer and distributor of wild bird feeders and accessories
12.5% Senior Subordinated Note due 2008                                 $    1,593,750    09/22/00    $  1,428,814    $  1,520,172
28% Preferred Stock (B)                                                        71 shs.    11/02/01          70,833          70,494
20% Preferred Stock (B)                                                        66 shs.    03/09/04          66,406          64,351
Common Stock (B)                                                            1,429 shs.    09/22/00         531,250         265,624
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                          843 shs.    09/22/00         265,625               8
                                                                                                      ------------    ------------
                                                                                                         2,362,928       1,920,649
                                                                                                      ------------    ------------
CORVEST GROUP, INC
Amanufacturer and distributor of promotional products
12% Senior Subordinated Note due 2007                                   $    3,863,636           *       3,750,436       3,477,272
Common Stock (B) 56 shs. * 96,591 24,145
Limited Partnership Interest (B)                                           19.32% int.           *         284,869          71,692
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                                          324 shs.           *         297,203         139,251
                                                                                                      ------------    ------------
*03/05/99 and 03/24/99                                                                                   4,429,099       3,712,360
                                                                                                      ------------    ------------
DELSTAR HOLDING CORPORATION
Amanufacturer of plastic netting for a wide variety of industries
Convertible Preferred Stock, convertible into
  common stock at $10 per share (B)                                         3,514 shs.    10/05/01         427,153         395,243
Convertible Preferred Stock, convertible into
  common stock at $11.84 per share (B)                                        412 shs.    09/16/04          48,793          46,353
                                                                                                      ------------    ------------
                                                                                                           475,946         441,596
                                                                                                      ------------    ------------
DEXTER MAGNETICS TECHNOLOGIES, INC
A designer, fabricator, assembler and distributor of industrial magnets and subassemblies in North America and Europe.
12% Senior Subordinated Note due 2006                                   $      384,694    07/19/01         355,722         386,149
Common Stock (B)                                                              585 shs.    07/19/01         585,145         625,379
Warrant, exercisable until 2006, to purchase
  common stock at $.01 per share (B)                                          297 shs.    07/19/01         250,611         316,970
                                                                                                      ------------    ------------
                                                                                                         1,191,478       1,328,498
                                                                                                      ------------    ------------
DIRECTED ELECTRONICS, INC
A designer and distributor of brand name automotive security systems, audio products and installation accessories.
Class B Common Stock (B)                                                   36,633 shs.    12/22/99            --           560,480
Limited Partnership Interest (B)                                            8.70% int.    12/22/99               1         839,837
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                                       48,569 shs.    12/22/99            --           743,106
                                                                                                      ------------    ------------
                                                                                                                 1       2,143,423
                                                                                                      ------------    ------------

16

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                        Shares, Units
                                                                     Warrants, Ownership  Acquisition
Corporate Restricted Securities(A)(Continued)                        or Principal Amount     Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
DIVERSCO, INC./DHI HOLDINGS, INC
A contract provider of janitorial and equipment maintenance services and temporary production labor to industrial customers.
Membership Interests of MM/Lincap
  Diversco Investments Ltd. LLC (B)                                        27.19% int.    08/27/98    $    734,090    $       --
Preferred Stock (B)                                                         3,278 shs.    12/14/01       2,784,133       1,392,069
Warrants, exercisable until 2011, to purchase common
  stock of DHI Holdings, Inc. at $.01 per share (B)                        13,352 shs.           *         403,427            --
                                                                                                      ------------    ------------
*10/24/96 and 08/28/98                                                                                   3,921,650       1,392,069
                                                                                                      ------------    ------------
DWYER GROUP, INC
A franchiser of a variety of home repair services
14% Senior Subordinated Note due 2011                                   $    1,859,375    10/30/03       1,687,634       1,871,727
Common Stock (B)                                                            6,906 shs.          **         690,600         621,540
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        2,034 shs.    10/30/03         186,469              20
                                                                                                      ------------    ------------
**10/30/03 and 01/02/04                                                                                  2,564,703       2,493,287
                                                                                                      ------------    ------------
E X C ACQUISITION CORPORATION
Amanufacturer of pre-filled syringes and pump systems used for intravenous drug delivery.
15% Senior Subordinated Note due 2012                                   $    2,141,068    06/28/04       2,066,639       2,226,556
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           22 shs.    06/28/04          77,208            --
                                                                                                      ------------    ------------
                                                                                                         2,143,847       2,226,556
                                                                                                      ------------    ------------
EAGLE PACK PET FOODS, INC
Amanufacturer of premium pet food sold through independent pet stores.
14% Senior Subordinated Note due 2011                                   $    1,062,500    09/24/04       1,023,925       1,064,360
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        4,085 shs.    09/24/04          39,464              41
                                                                                                      ------------    ------------
                                                                                                         1,063,389       1,064,401
                                                                                                      ------------    ------------
EAGLE WINDOW & DOOR HOLDING CO
Amanufacturer of wood and aluminum-clad wood windows and doors
12% Senior Subordinated Note due 2010                                   $    1,900,000    05/06/02       1,675,855       1,957,000
Common Stock (B)                                                              225 shs.    05/06/02         225,000         400,928
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                          441 shs.    05/06/02         285,000         785,244
                                                                                                      ------------    ------------
                                                                                                         2,185,855       3,143,172
                                                                                                      ------------    ------------
EAST RIVER VENTURES I, L.P.
An acquirer of controlling or substantial interests in other entities.
Limited Partnership Interest (B)                                            0.14% int.    01/01/01          28,971          27,300
                                                                                                      ------------    ------------

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                        Shares, Units
                                                                     Warrants, Ownership  Acquisition
Corporate Restricted Securities(A)(Continued)                        or Principal Amount     Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
ENZYMATIC THERAPY, INC
Amanufacturer and distributor of branded natural medicines and nutritional supplements.
13% Senior Subordinated Note due 2006 (B)                               $    1,593,750    09/17/02    $  1,349,781    $    956,250
Limited Partnership Interest (B)                                            1.32% int.    03/30/00         531,250           5,313
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                          478 shs.    03/30/00         255,000               5
                                                                                                      ------------    ------------
                                                                                                         2,136,031         961,568
                                                                                                      ------------    ------------
EURO-PRO CORPORATION
A designer, marketer and distributor of floor care, steam cleaning and small kitchen products and appliances.
13.25% Senior Subordinated Note due 2011                                $    2,125,000    09/09/03       2,092,817       2,130,153
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       43,878 shs.    09/09/03          35,641             439
                                                                                                      ------------    ------------
                                                                                                         2,128,458       2,130,592
                                                                                                      ------------    ------------
EVANS CONSOLES, INC
A designer and manufacturer of consoles and control center systems
10% Senior Secured Note due 2006                                        $      200,934    05/06/04         200,934         200,934
Limited Partnership Interest of CM Equity Partners (B)                      2.24% int.    02/11/98         128,464            --
Common Stock (B)                                                           90,000 shs.    05/06/04               6            --
                                                                                                      ------------    ------------
                                                                                                           329,404         200,934
                                                                                                      ------------    ------------
G C-SUN HOLDINGS, L.P.
A value-added national distributor of maintenance, repair and operating supplies such as fasteners, electrical components and tools.
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                          880 shs.    03/02/00         347,288            --
                                                                                                      ------------    ------------
HAMILTON FUNERAL SERVICES CENTERS, INC
A privately held owner and operator of funeral homes in the United States.
16.5% Senior Subordinated Note due 2007 (B)                             $    3,802,712           *       3,697,924         380,271
Warrant, exercisable until 2007, to purchase
  common stock at $1 per share (B)                                        338,280 shs.           *          48,447            --
                                                                                                      ------------    ------------
*01/25/99 and 07/16/99                                                                                   3,746,371         380,271
                                                                                                      ------------    ------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in manufacturing and marketing entities.
Series A Preferred Units (B)                                                1.19% int.    07/21/94         385,258           2,723
                                                                                                      ------------    ------------
HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and wall decor products.
12.5% Senior Subordinated Note due 2012                                 $    2,043,269          **       1,848,871       2,084,838
Common Stock (B)                                                               63 shs.          **          62,742          56,466
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          200 shs.          **         199,501               2
                                                                                                      ------------    ------------
**06/30/04 and 08/19/04                                                                                  2,111,114       2,141,306
                                                                                                      ------------    ------------

18

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                        Shares, Units
                                                                     Warrants, Ownership  Acquisition
Corporate Restricted Securities(A)(Continued)                        or Principal Amount     Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
HUSSEY SEATING CORPORATION
Amanufacturer of spectator seating products
Senior Secured Floating Rate Revolving Note due 2006                    $    1,544,856    06/12/96    $  1,544,855    $  1,235,883
Senior Secured Floating Rate Note due 2006                              $      433,125           *         433,125         346,500
12% Senior Subordinated Note due 2006                                   $    1,350,000    03/31/03       1,350,000         675,000
Common Stock (B)                                                            4,771 shs.    03/12/04         225,000            --
                                                                                                      ------------    ------------
*06/12/96 and 08/03/01                                                                                   3,552,980       2,257,383
                                                                                                      ------------    ------------
INTEGRATION TECHNOLOGY SYSTEMS, INC
Amanufacturer of steel protective computer and network systems for the industrial and office environments.
16.5% Senior Secured Note due 2006                                      $    1,065,129    03/01/04       1,603,250       1,546,501
Common Stock (B)                                                              228 shs.    06/01/00         262,200         131,100
                                                                                                      ------------    ------------
                                                                                                         1,865,450       1,677,601
                                                                                                      ------------    ------------
JASON, INC
A diversified manufacturing company serving various industrial markets.
13% Senior Subordinated Note due 2008                                   $      963,687    08/04/00         892,202         889,331
14% Cumulative Redeemable Preferred Stock Series A (B)                        289 shs.    08/04/00         289,224         271,540
Limited Partnership Interests of
  Saw Mill Capital Fund II, L.P. (B)                                        2.50% int.    08/03/00         886,409         443,253
Warrants, exercisable until 2008 and 2009, to purchase
  common stock at $.01 per share (B)                                       50,870 shs.    08/04/00         115,412             509
                                                                                                      ------------    ------------
                                                                                                         2,183,247       1,604,633
                                                                                                      ------------    ------------
JUSTRITE MANUFACTURING ACQUISITION CO
Amanufacturer of safety products such as storage cabinets and containers.
12% Senior Subordinated Note due 2011                                   $    1,593,750    12/15/04       1,492,747       1,588,576
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        1,121 shs.    12/15/04         101,109              11
                                                                                                      ------------    ------------
                                                                                                         1,593,856       1,588,587
                                                                                                      ------------    ------------
KEEPSAKE QUILTING, INC
A seller of quilting fabrics, books, patterns, kits and notions to consumers.
Senior Secured Floating Rate Revolving Note due 2005                    $       36,693    06/16/00          36,693          36,656
Senior Secur ed Floating Rate T ranche A Note due 2007                  $      669,643    06/16/00         669,643         664,185
12% Senior Secured Tranche B Note due 2008                              $      550,392    06/16/00         524,668         566,904
Limited Partnership Interest of
  Riverside XVI Holding Company, L.P. (B)                                   5.29% int.    06/12/00         333,490         250,051
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                        1,108 shs.    06/12/00          45,866          83,064
                                                                                                      ------------    ------------
                                                                                                         1,610,360       1,600,860
                                                                                                      ------------    ------------

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                        Shares, Units
                                                                     Warrants, Ownership  Acquisition
Corporate Restricted Securities(A)(Continued)                        or Principal Amount     Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
KELE AND ASSOCIATES, INC
A distributor of building automation control products
12% Senior Subordinated Note due 2012                                   $    1,831,548    02/27/04    $  1,665,710    $  1,836,182
Common Stock (B)                                                               35 shs.    02/27/04         462,035         495,126
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per shar e (B)                                          11 shs.    02/27/04           7,793            --
                                                                                                      ------------    ------------
                                                                                                         2,135,538       2,331,308
                                                                                                      ------------    ------------
KENAN-ADVANTAGE TRANSPORT COMPANY
A transporter of light petroleum, petrochemicals, lubricants and residual fuels.
12.5% Senior Subordinated Note due 2009                                 $    1,817,435    04/30/01       1,817,435       1,853,784
Preferred Stock (B)                                                           307 shs.    04/30/01         307,000         614,000
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                          269 shs.    04/30/01              14               3
                                                                                                      ------------    ------------
                                                                                                         2,124,449       2,467,787
                                                                                                      ------------    ------------
LANCASTER LABORATORIES, INC
A laboratory testing operation in the United States
Common Stock (B)                                                          860,842 shs.    09/25/00         589,813         821,243
                                                                                                      ------------    ------------
LIH INVESTORS, L.P.
Amanufacturer and marketer of a broad line of external accessories for new and used sport utility vehicles, trucks and vans.
12.5% Senior Subordinated Note due 2006                                 $    3,845,000           *       3,477,661       3,879,221
Common Stock (B)                                                            5,800 shs.           *         406,003         345,100
Warrant, exercisable until 2006, to purchase
  common stock at $.11 per share (B)                                       15,572 shs.           *         602,127         926,534
                                                                                                      ------------    ------------
*12/23/98 and 01/28/99.                                                                                  4,485,791       5,150,855
                                                                                                      ------------    ------------
MAVERICK ACQUISITION COMPANY
Amanufacturer of capsules that cover the cork and neck of wine bottles.
Senior Secured Floating Rate Tranche A Note due 2010                    $      783,582    09/03/04         783,582         774,576
12% Senior Secured Tranche B Note due 2011                              $      313,433    09/03/04         274,990         321,131
Limited Partnership Interest (B)                                            7.84% int.    09/03/04          58,769          52,892
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          425 shs.    09/03/04          39,473               4
                                                                                                      ------------    ------------
                                                                                                         1,156,814       1,148,603
                                                                                                      ------------    ------------
MAXON CORPORATION
Amanufacturer of industrial combustion equipment and related shut-off valves and control valves.
12% Senior Subordinated Note due 2012                                   $      962,215    09/30/04         872,921         956,405
8.75% Senior Subordinated Note due 2012                                 $    1,281,112    09/30/04       1,281,112       1,287,669
Common Stock (B)                                                          381,672 shs.    09/30/04         381,672         343,505
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      153,572 shs.    09/30/04          90,897           1,536
                                                                                                      ------------    ------------
                                                                                                         2,626,602       2,589,115
                                                                                                      ------------    ------------

20

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                        Shares, Units
                                                                     Warrants, Ownership  Acquisition
Corporate Restricted Securities(A)(Continued)                        or Principal Amount     Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
MEDASSIST, INC
A provider of patient eligibility and accounts receivable management services to hospitals and physician practices.
12% Senior Subor dinated Note due 2011                                  $    2,125,000    05/01/03    $  2,090,089    $  2,188,750
8% Preferred Stock (B)                                                         84 shs.    10/28/04          83,658          83,714
Common Stock (B)                                                           26,185 shs.    10/28/04          35,088          58,864
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       83,214 shs.    05/01/03          40,675         187,064
                                                                                                      ------------    ------------
                                                                                                         2,249,510       2,518,392
                                                                                                      ------------    ------------
MOSS, INC
Amanufacturer and distributor of large display and exhibit structures.
Senior Secured Floating Rate Tranche A Note due 2007                    $      901,171    09/21/00         901,171         901,171
12% Senior Secured Tranche B Note due 2008                              $      336,200    09/21/00         316,761         336,200
Limited Partnership Interest of
  Riverside Capital Appreciation Fund I, L.P. (B)                          37.37% int.           *         311,481         311,467
Warrant, exercisable until 2008, to purchase
  common stock at $100 per share (B)                                          463 shs.    09/21/00          40,344               5
                                                                                                      ------------    ------------
*09/20/00 and 05/23/02                                                                                   1,569,757       1,548,843
                                                                                                      ------------    ------------
MUSTANG VENTURES COMPANY
A natural gas gathering and processing operation located in Oklahoma and Texas.
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                       16,535 shs.    12/11/02         493,501         938,300
                                                                                                      ------------    ------------
NEFF MOTIVATION, INC
Amanufacturer and distributor of customized awards and sportswear to schools.
12.5% Senior Subordinated Note due 2011                                 $    1,062,500    01/31/03         905,890       1,104,782
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          212 shs.    01/31/03         180,625          86,937
                                                                                                      ------------    ------------
                                                                                                         1,086,515       1,191,719
                                                                                                      ------------    ------------
NONNI'S FOOD COMPANY
A producer and distributor of premium biscotti and bagel chips in North America.
12.25% Senior Subordinated Note due 2012                                $    1,863,462    03/29/04       1,856,139       1,956,635
10% Preferred Stock (B)                                                       255 shs.    03/29/04         255,083         264,889
Common Stock (B)                                                            6,455 shs.    03/29/04           6,455           5,810
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                        8,622 shs.    03/29/04           7,323              86
                                                                                                      ------------    ------------
                                                                                                         2,125,000       2,227,420
                                                                                                      ------------    ------------

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                        Shares, Units
                                                                     Warrants, Ownership  Acquisition
Corporate Restricted Securities(A)(Continued)                        or Principal Amount     Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
NPC, INC
Amanufacturer of flexible connectors and equipment used in the installation of sewers and storm drain pipelines.
Senior Secured Floating Rate Revolving Note due 2006                    $      243,398    06/25/99    $    243,398    $    239,376
Senior Secured Floating Rate Note due 2006                              $    1,957,627    06/25/99       1,957,600       1,923,919
12% Senior Secured Tranche B Note due 2007                              $      978,814    06/25/99         915,383         978,814
Limited Partnership Interest of Riverside XIII
  Holding Company L.P. (B)                                                  3.38% int.    06/11/99         296,883         221,438
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                                          201 shs.    06/25/99         142,373               2
                                                                                                      ------------    ------------
                                                                                                         3,555,637       3,363,549
                                                                                                      ------------    ------------
NYLONCRAFT, INC
A supplier of engineered plastic components for the automotive industry.
9% Senior Secured Note due 2009                                         $      812,500    01/28/02         812,500         910,617
11.5% Senior Subordinated Note due 2012                                 $    1,500,000    01/28/02       1,368,427       1,694,076
Common Stock (B)                                                          312,500 shs.    01/28/02         312,500         326,250
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      243,223 shs.    01/28/02         162,045         251,736
                                                                                                      ------------    ------------
                                                                                                         2,655,472       3,182,679
                                                                                                      ------------    ------------
OLYMPIC SALES, INC
A boat retailer in Washington state, Oregon, California and British Columbia.
12% Senior Subordinated Note due 2006                                   $    2,774,000    08/07/98       2,692,216       2,532,755
12% Senior Subordinated Note due 2008                                   $      307,071    02/09/00         288,493         262,193
Limited Partnership Interest of Riverside VIII,
  VIII-A and VIII-B Holding Company, L.P. (B)                           1,531,250 uts.           *       1,555,768         798,930
Warrants, exercisable until 2007and 2008, to purchase
  common stock at $.01 per share (B)                                       28,648 shs.          **         389,188             287
                                                                                                      ------------    ------------
*08/07/98, 02/23/99, 12/22/99 and 02/25/03. **08/07/98 and 02/09/00                                      4,925,665       3,594,165
                                                                                                      ------------    ------------
PARADIGM PACKAGING, INC
Amanufacturer of plastic bottles and closures for the nutritional, pharmaceutical, personal care and food packaging markets.
12% Senior Subordinated Note due 2008                                   $    2,125,000    12/19/00       1,956,001       2,167,500
Membership Interests of MM/Lincap
  PPI Investments, Inc., LLC (B)                                            2.42% int.    12/21/00         265,625         597,656
                                                                                                      ------------    ------------
                                                                                                         2,221,626       2,765,156
                                                                                                      ------------    ------------
P H I HOLDING COMPANY
A retailer of mid-priced gift items, home and garden decor, accessories and other similar consumer products.
12.5% Senior Subordinated Note due 2010                                 $    2,125,000    10/25/02       1,865,115       2,188,750
Warrant, exercisable until 2010, to purchase
  common stock at $.02 per share (B)                                          351 shs.    10/25/02         296,747         474,093
                                                                                                      ------------    ------------
                                                                                                         2,161,862       2,662,843
                                                                                                      ------------    ------------

22

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                        Shares, Units
                                                                     Warrants, Ownership  Acquisition
Corporate Restricted Securities(A)(Continued)                        or Principal Amount     Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
PRECISION DYNAMICS, INC
Amanufacturer of custom-designed solenoid valves and controls
Senior Secured Floating Rate Revolving Credit
Facility due 2005                                                       $      733,500    07/22/96    $    733,500    $    733,500
Senior Secured Floating Rate Term Note due 2005                         $      415,650    07/22/96         415,650         415,650
12% Senior Secured Term Note due 2005                                   $      326,000    07/22/96         322,639         326,000
8% Preferred Stock (B)                                                        438 shs.    07/22/96         232,028         232,028
Common Stock (B)                                                              599 shs.    07/22/96          28,978          28,978
Warrant, exercisable until 2005, to purchase
  common stock at $.01 per share (B)                                          322 shs.    07/22/96          97,800               3
                                                                                                      ------------    ------------
                                                                                                         1,830,595       1,736,159
                                                                                                      ------------    ------------
PROCESS CHEMICALS LLC
A specialty chemical company that manufactures processed chemicals for the fertilizer, asphalt and concrete industries.
Common Membership Interests                                                 9.00% int.           *               4         288,000
                                                                                                      ------------    ------------
*07/31/97 and 01/04/99

PROTEIN GENETICS, INC
A producer of bovine artificial insemination products, related breeding and healthcare products and specialty genetics sold to the dairy and beef industries.
9.8% Redeemable Exchangeable Preferred Stock (B)                            1,004 shs.    08/12/94         100,350            --
Common Stock (B)                                                            2,600 shs.          **         126,866            --
                                                                                                      ------------    ------------
**11/14/01 and 08/12/94                                                                                    227,216            --
                                                                                                      ------------    ------------
PW EAGLE, INC. - O.T.C
An extruder of small and medium diameter plastic pipe and tubing in the United States.
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                                      197,040 shs.    09/16/99               1         391,223
                                                                                                      ------------    ------------
                                                                                                                 1         391,223
                                                                                                      ------------    ------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and chassis products
12% Senior Subordinated Note due 2012                                   $    1,770,834    05/28/04       1,410,768       1,834,064
Common Stock (B)                                                          354,166 shs.    05/28/04         354,166         318,749
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      377,719 shs.    05/28/04         377,719           3,777
                                                                                                      ------------    ------------
                                                                                                         2,142,653       2,156,590
                                                                                                      ------------    ------------
QUALSERV CORPORATION
A provider of foodservice equipment and supplies, to major restaurant chains and their franchisees.
14% Senior Subordinated Note due 2012                                   $    1,874,561    07/09/04       1,827,272       1,856,751
Limited Partnership Interest (B)                                            9.26% int.    07/09/04         259,146         233,231
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          528 shs.    07/09/04          49,061               5
                                                                                                      ------------    ------------
                                                                                                         2,135,479       2,089,987
                                                                                                      ------------    ------------

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                        Shares, Units
                                                                     Warrants, Ownership  Acquisition
Corporate Restricted Securities(A)(Continued)                        or Principal Amount     Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
RIVER RANCH FRESH FOODS LLC
A supplier of fresh produce to the retail and foodservice channels
13% Senior Subordinated Note due 2011                                   $    1,841,667    09/29/04    $  1,687,106    $  1,868,926
Limited Partnership Interest (B)                                           40,610 uts.    09/29/04         283,333         255,000
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       23,715 shs.    09/29/04         157,903             236
                                                                                                      ------------    ------------
                                                                                                         2,128,342       2,124,162
                                                                                                      ------------    ------------
ROYAL BATHS MANUFACTURING COMPANY
Amanufacturer and distributor of acrylic and cultured marble bathroom products.
12.5% Senior Subor dinated Notes due 201 1                              $    1,062,500    11/14/03         949,487       1,055,669
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per shar e (B)                                         140 shs.    11/14/03         122,946               1
                                                                                                      ------------    ------------
                                                                                                         1,072,433       1,055,670
                                                                                                      ------------    ------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC
Amanufacturer of vertical panel saws and routers for the wood working industry.
Senior Secured Floating Rate Revolving Note due 2006                    $       37,688    05/01/03          37,688          38,233
Senior Secured Floating Rate Tranche A Note due 2007                    $    1,271,984    06/02/99       1,271,984       1,271,984
12% Senior Secured Tranche B Note Due 2007                              $    1,130,652    06/02/99       1,130,652       1,130,652
Class B Common Stock (B)                                                    1,480 shs.    06/02/99         256,212         435,712
                                                                                                      ------------    ------------
                                                                                                         2,696,536       2,876,581
                                                                                                      ------------    ------------
SAVAGE SPORTS HOLDING, INC
Amanufacturer of sporting firearms
12% Senior Subordinated Note due 2012                                   $    1,583,793    09/10/04       1,427,169       1,563,950
Common Stock (B)                                                              586 shs.    09/10/04         586,207         527,589
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          134 shs.    09/10/04         113,578               1
                                                                                                      ------------    ------------
                                                                                                         2,126,954       2,091,540
                                                                                                      ------------    ------------
SELIG ACQUISITION CORPORATION
Amanufacturer of container sealing materials for bottles used in consumer products.
12% Senior Subordinated Note due 2009                                   $    2,125,000    06/13/02       1,989,623       2,163,250
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                        2,011 shs.    06/13/02         182,023         502,675
                                                                                                      ------------    ------------
                                                                                                         2,171,646       2,665,925
                                                                                                      ------------    ------------
SHELTER ACQUISITION, INC
A distributor of roofing supplies and products throughout the Midwest.
12.5% Senior Subordinated Note due 2008                                 $    1,517,857    08/01/02       1,365,546       1,548,214
Common Stock (B)                                                          901,775 shs.           *         901,775         811,598
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                      263,444 shs.    08/01/02         216,446           2,634
                                                                                                      ------------    ------------
*08/01/02, 01/17/03 and 12/31/04                                                                         2,483,767       2,362,446
                                                                                                      ------------    ------------

24

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                        Shares, Units
                                                                     Warrants, Ownership  Acquisition
Corporate Restricted Securities(A)(Continued)                        or Principal Amount     Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
SNYDER INDUSTRIES, INC
Amanufacturer of proprietary rotationally molded polyethylene containers.
12.25% Senior Subordinated Note due 2008                                $    3,125,000    12/06/99    $  2,865,404    $  3,125,000
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                                          513 shs.    12/06/99         426,136         154,379
                                                                                                      ------------    ------------
                                                                                                         3,291,540       3,279,379
                                                                                                      ------------    ------------
SPECIALTY FOODS GROUP, INC
Amanufacturer and distributor of branded meat products
Limited Partnership Interest of MHD Holdings LLC (B)                        1.43% int.    08/29/00         525,155         135,261
                                                                                                      ------------    ------------
SPORT COURT INTERNATIONAL, INC
A designer and manufacturer of synthetic indoor and outdoor sports flooring and other temporary flooring products.
Senior Secured Floating Rate Revolving Note due 2009                    $      185,750    08/12/04         185,750         184,060
Senior Secured Floating Rate Note due 2009                              $      527,171    08/12/04         527,171         522,015
12% Senior Secured Note due 2012                                        $      254,282    08/12/04         237,207         257,914
Limited Partnership Interest (B)                                            7.75% int.    08/12/04          65,830          59,247
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           33 shs.    08/12/04          17,598            --
                                                                                                      ------------    ------------
                                                                                                         1,033,556       1,023,236
                                                                                                      ------------    ------------
STRATEGIC EQUIPMENT & SUPPLY CORPORATION, INC
A provider of kitchen and restaurant design, equipment fabrication and installation services.
12% Senior Subordinated Note due 2008                                   $    3,875,000    01/14/00       3,529,096       3,875,000
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                      106,539 shs.    01/14/00         658,751            --
                                                                                                      ------------    ------------
                                                                                                         4,187,847       3,875,000
                                                                                                      ------------    ------------
SYNVENTIVE EQUITY LLC
Amanufacturer of hot runner systems used in the plastic injection molding process.
12% Senior Subor dinated Note due 2007                                  $    1,841,667    08/21/03       1,778,154       1,878,500
Limited Partnership Interest (B)                                            1.99% int.    08/20/03         283,333       1,257,999
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       86,780 shs.    08/21/03          85,000         385,303
                                                                                                      ------------    ------------
                                                                                                         2,146,487       3,521,802
                                                                                                      ------------    ------------
THE TRANZONIC COMPANIES
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
13% Senior Subordinated Note due 2009                                   $    2,712,000    02/05/98       2,491,969       2,712,000
Common Stock (B)                                                              630 shs.    02/04/98         630,000         534,477
Warrant, exercisable until 2006, to purchase
  common stock at $.01 per share (B)                                          444 shs.    02/05/98         368,832         376,675
                                                                                                      ------------    ------------
                                                                                                         3,490,801       3,623,152
                                                                                                      ------------    ------------

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                        Shares, Units
                                                                     Warrants, Ownership  Acquisition
Corporate Restricted Securities(A)(Continued)                        or Principal Amount     Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
TIDEWATER HOLDINGS, INC
An operator of a barge transportation line on the Columbia/Snake River system.
17% Preferred Stock (B) 560 shs. 12/23/02 $ 560,000 $ 532,000
Convertible Preferred Stock, convertible into
  common stock at $1,000 per share (B)                                      1,120 shs.    07/25/96       1,120,000       1,008,000
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                          474 shs.    07/25/96          48,216         426,384
                                                                                                      ------------    ------------
                                                                                                         1,728,216       1,966,384
                                                                                                      ------------    ------------
TOMAH HOLDINGS, INC
Amanufacturer of specialty chemicals
16% Senior Subor dinated Note due 201 1                                 $    1,461,764    12/08/03       1,412,547       1,497,597
16% Preferred Stock Series A (B)                                               37 shs.    12/08/03         631,630         646,900
Common Stock (B)                                                            5,269 shs.    12/08/03         131,471         118,323
                                                                                                      ------------    ------------
                                                                                                         2,175,648       2,262,820
                                                                                                      ------------    ------------
TRONAIR, INC
A designer, engineer and manufacturer of ground support equipment for the business, commuter and commercial aviation markets.
10.5% Senior Secur ed T erm Note due 2008                               $    1,579,293    01/20/00       1,579,293       1,604,139
12% Senior Subordinated Note due 2010                                   $    1,326,500    01/20/00       1,264,503       1,362,699
Common Stock (B)                                                          227,400 shs.    01/20/00         227,400         181,920
Warrant, exercisable until 2010, to purchase
  common stock at $1 per share (B)                                        260,563 shs.    01/20/00          98,540           2,606
                                                                                                      ------------    ------------
                                                                                                         3,169,736       3,151,364
                                                                                                      ------------    ------------
TRUSTILE DOORS, INC
Amanufacturer and distributor of interior doors
12.5% Senior Subor dinated Note due 2010                                $    1,062,500    04/11/03         982,438       1,080,697
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                        5,781 shs.    04/11/03          95,625              58
                                                                                                      ------------    ------------
                                                                                                         1,078,063       1,080,755
                                                                                                      ------------    ------------
TUBULAR TEXTILE MACHINERY
A designer, manufacturer, sale and servicer of finishing machinery for the knit and woven segments of the global textile industry.
12% Senior Subordinated Note due 2014                                   $    1,234,551    05/28/04       1,108,484       1,266,268
8.75% Senior Secured Note due 2011                                      $      716,292    05/28/04         716,292         738,112
Common Stock (B)                                                          674,157 shs.    05/28/04         674,157         606,741
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      203,912 shs.    05/28/04         130,789           2,039
                                                                                                      ------------    ------------
                                                                                                         2,629,722       2,613,160
                                                                                                      ------------    ------------
TVI, INC
A retailer of used clothing in the United States, Canada and Australia.
Common Stock (B)                                                          354,167 shs.    05/02/00         354,167         414,375
                                                                                                      ------------    ------------

26

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                        Shares, Units
                                                                     Warrants, Ownership  Acquisition
Corporate Restricted Securities(A)(Continued)                        or Principal Amount     Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
U S M HOLDINGS CORPORATION
A provider of facility maintenance services to retail and corporate clients with multiple locations.
12% Senior Subordinated Note due 2011                                   $    1,789,474    08/06/03    $  1,521,202    $  1,837,344
Preferred Stock (B)                                                         3,345 shs.    08/06/03         334,494         334,495
Common Stock (B)                                                            1,032 shs.    08/06/03           1,032           1,032
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per shar e (B)                                         949 shs.    08/06/03         298,198               9
                                                                                                      ------------    ------------
                                                                                                         2,154,926       2,172,880
                                                                                                      ------------    ------------
U-LINE CORPORATION
Amanufacturer of high-end, built-in, undercounter icemaking, wine storage and refrigeration appliances
12.5% Senior Subordinated Note due 2012                                 $    1,882,100    04/30/04       1,679,510       1,918,090
10% Junior Subordinated Note due 2012                                   $       63,735    04/30/04          63,750          64,146
Common Stock (B)  182 shs                                                                 04/30/04         182,200         163,980
Warrant, exercisable until 2012, to purchase
  common stock at $1 per share (B)                                            230 shs.    04/30/04         211,736               2
                                                                                                      ------------    ------------
                                                                                                         2,137,196       2,146,218
                                                                                                      ------------    ------------
VICTORY VENTURES LLC
An acquirer of controlling or substantial interests in other entities.
Series A Preferred Units (B)                                                0.13% int.    12/02/96               1               2
                                                                                                      ------------    ------------
VITALITY FOODSERVICE, INC
A non-carbonated beverage dispensing company focused on the foodservice industry.
13% Senior Subordinated Note due 2011                                   $    1,887,288    09/24/04       1,704,660       1,914,282
Common Stock (B)                                                           23,771 shs.    09/24/04         237,710         213,939
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       23,787 shs.    09/24/04         186,883             238
                                                                                                      ------------    ------------
                                                                                                         2,129,253       2,128,459
                                                                                                      ------------    ------------
VITEX PACKAGING GROUP, INC
Amanufacturer of specialty packaging, primarily envelopes and tags used on tea bags and medical and food products.
12.5% Senior Subordinated Note due 2012                                 $    1,700,000    07/19/04       1,483,065       1,711,027
Limited Partnership Interest Class A (B)                                  414,375 uts.    07/19/04         414,375         372,938
Limited Partnership Interest Class B (B)                                  182,935 uts.    07/19/04         182,935         164,642
                                                                                                      ------------    ------------
                                                                                                         2,080,375       2,248,607
                                                                                                      ------------    ------------
WALLS INDUSTRIES, INC
A provider of branded workwear and sporting goods apparel
10% Senior Subordinated Lien Note due 2009                              $    1,006,579    07/12/04       1,006,579         996,155
14% Senior Subordinated Note due 2012                                   $    1,048,440    07/12/04       1,045,537       1,037,943
Limited Partnership Interest (B)                                            0.40% int.    07/12/04          37,281          33,553
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                        4,029 shs.    07/12/04           2,833              40
                                                                                                      ------------    ------------
                                                                                                         2,092,230       2,067,691
                                                                                                      ------------    ------------

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                        Shares, Units
                                                                     Warrants, Ownership  Acquisition
Corporate Restricted Securities(A)(Continued)                        or Principal Amount     Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
WASHINGTON INVENTORY SERVICES, INC
A provider of physical inventory taking and other related services to retailers.
12.5% Senior Subordinated Note due 2011                                 $    1,075,768    11/03/00    $  1,050,602    $  1,086,526
Senior Preferred Stock (B)                                                  4,692 shs.    11/01/00         224,031         219,540
Class B Common Stock (B)                                                    8,959 shs.    11/01/00           8,959          82,486
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        3,979 shs.    11/03/00            --            36,599
                                                                                                      ------------    ------------
                                                                                                         1,283,592       1,425,151
                                                                                                      ------------    ------------
WEASLER HOLDINGS LLC
Amanufacturer of mechanical power transmission components for the agricultural, lawn and turf industries.
Limited Partnership Interest (B)                                            1.55% int.    02/03/03         101,190         117,380
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per shar e (B)                                         256 shs.    02/04/03         209,829         297,262
                                                                                                      ------------    ------------
                                                                                                           311,019         414,642
                                                                                                      ------------    ------------
WICOR AMERICAS, INC
Amanufacturer of cellulose based insulation products, systems and services for electrical transformer equipment manufacturers.
20% Senior Subordinated Secured Note due 2009                           $    2,520,040    11/09/01       2,594,199       2,517,822
                                                                                                      ------------    ------------
Total Private Placement Investments                                                                   $164,315,614    $160,130,838
                                                                                                      ------------    ------------

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
(Unaudited)

                                                             Interest      Due        Shares or
Corporate Restricted Securities:(A) (Continued)                Rate        Date    Principal Amount      Cost         Fair Value
---------------------------------------------------------------------------------------------------------------------------------
Rule 144A Securities - 8.83%: (A)
BONDS - 8.44%
A E S Corporation                                              8.750%    05/15/13    $  1,025,000    $  1,129,312    $  1,164,656
A E S Corporation                                              9.000     05/15/15         200,000         200,000         229,000
Affinia Group, Inc.                                            9.000     11/30/14         960,000         974,316       1,000,800
BCP Caylux Holding Lux SCA                                     9.625     06/15/14         750,000         752,424         845,625
Blockbuster, Inc.                                              9.000     09/01/12         475,000         477,178         469,062
Bombardier, Inc.                                               6.300     05/01/14       1,000,000         890,000         867,500
C C O Holdings LLC                                             6.615     12/15/10         500,000         500,000         500,000
Cablevision Systems Corporation                                6.669     04/01/09       1,000,000       1,000,000       1,060,000
Calpine Corporation                                            8.750     07/15/13         500,000         465,000         412,500
Charter Communications Op LLC                                  8.000     04/30/12         250,000         249,375         260,000
Dana Credit Corporation                                        8.375     08/15/07         500,000         500,000         545,000
Douglas Dynamics LLC                                           7.750     01/15/12         325,000         325,000         329,469
GulfMark Offshore, Inc.                                        7.750     07/15/14         565,000         562,599         598,900
Interactive Health LLC                                         7.250     04/01/11         900,000         737,200         783,000
Jostens I H Corp                                               7.625     10/01/12       1,250,000       1,250,000       1,300,000
K 2, Inc.                                                      7.375     07/01/14         325,000         325,000         355,875
Maax Holdings, Inc. (B)                                        0.000     12/15/12       1,250,000         805,563         784,375
Magnachip Semiconductor                                        8.000     12/15/14         100,000         100,000         104,250
Markwest Energy                                                6.875     11/01/14         475,000         475,000         482,125
Metaldyne Corporation                                         10.000     11/01/13         510,000         514,020         484,500
N R G Ener gy, Inc.                                            8.000     12/15/13         700,000         700,000         763,000
Pinnacle Foods Holding                                         8.250     12/01/13         450,000         450,000         428,625
Rogers Wireless, Inc.                                          7.250     12/15/12         165,000         165,000         174,900
Rogers Wireless, Inc.                                          8.000     12/15/12         165,000         165,000         174,487
Rogers Wireless, Inc.                                          7.500     03/15/15         120,000         120,000         126,600
Siebe PLC                                                      6.500     01/15/10         650,000         572,000         620,750
Stanadyne Corporation                                         10.000     08/15/14       1,500,000       1,500,000       1,620,000
Tenet Healthcare Corporation                                   9.875     07/01/14         500,000         488,370         545,000
Texas Genco LLC                                                6.875     12/15/14         705,000         705,000         728,794
Universal City Florida                                         7.200     05/01/10         200,000         200,000         208,000
Universal City Florida                                         8.375     05/01/10         200,000         200,000         207,500
Warner Music Group                                             7.375     04/15/14         275,000         275,000         281,875
                                                                                     ------------    ------------    ------------
TOTAL BONDS                                                                          $ 18,490,000      17,772,357      18,456,168
                                                                                     ------------    ------------    ------------
COMMON STOCK - 0.00%
Jordan Telecom Products (B)                                                                    70    $     14,000            --
                                                                                                     ------------    ------------
TOTAL COMMON STOCK                                                                                         14,000            --
                                                                                                     ------------    ------------
CONVERTIBLE BONDS - 0.39%
Cymer, Inc.                                                    3.500%    02/15/09    $    850,000    $    850,000    $    845,750
                                                                                     ------------    ------------    ------------
TOTAL CONVERTIBLE BONDS                                                              $    850,000         850,000         845,750
                                                                                     ------------    ------------    ------------
WARRANTS - 0.00%
Winsloew Furniture, Inc. (B)                                                                  900    $          9    $         14
                                                                                                     ------------    ------------
TOTAL WARRANTS                                                                                                  9              14
                                                                                                     ------------    ------------
TOTAL RULE 144A SECURITIES                                                                             18,636,366      19,301,932
                                                                                                     ------------    ------------
TOTAL CORPORATE RESTRICTED SECURITIES                                                                $182,951,980    $179,432,770
                                                                                                     ------------    ------------

29

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
(Unaudited)

                                                             Interest      Due
Corporate Public Securities - 30.00%:(A)                       Rate        Date    Principal Amount      Cost        Market Value
---------------------------------------------------------------------------------------------------------------------------------
BONDS - 26.01%
A E P Industries, Inc.                                         9.875%    11/15/07    $    350,000    $    333,375    $    356,125
Abitibi-Consolidated, Inc.                                     7.750     06/15/11       1,000,000       1,036,668       1,050,000
Activant Solutions, Inc.                                      10.500     06/15/11         850,000         860,973         913,750
Aearo Co.                                                      8.250     04/15/12         450,000         450,000         463,500
Alamosa Delaware, Inc.                                        11.000     07/31/10         325,000         330,305         382,688
Alamosa Delaware, Inc.                                         8.500     01/31/12         400,000         400,000         437,000
Allied W aste NA                                               7.875     04/15/13       1,000,000       1,027,239       1,025,000
American Media Operation, Inc.                                 8.875     01/15/11         900,000         901,677         957,375
Appleton Papers, Inc.                                          8.125     06/15/11         300,000         300,000         323,250
Argo Tech Corporation                                          9.250     06/01/11         850,000         850,000         932,875
B & G Foods, Inc.                                              8.000     10/01/11         700,000         700,000         745,500
Bally Total Fitness Holding Corporation                        9.875     10/15/07         135,000         128,925         116,100
C S C Holdings, Inc.                                           7.625     04/01/11         500,000         502,174         538,750
Cadmus Communications Corporation                              8.375     06/15/14         750,000         750,000         816,563
Cenveo Corporation                                             7.875     12/01/13       1,100,000       1,100,000       1,023,000
Charter Comm Holdings LLC                                     10.000     04/01/09       1,000,000         815,000         900,000
Chemed Corporation                                             8.750     02/24/11       1,125,000       1,125,000       1,175,625
Chesapeake Energy Corporation                                  7.000     08/15/14         325,000         325,000         346,125
Cincinnati Bell, Inc.                                          8.375     01/15/14       1,100,000       1,007,500       1,113,750
Collins & Aikman Products Co.                                 10.750     12/31/11       1,000,000       1,027,549       1,020,000
Del Monte Corporation                                          8.625     12/15/12         225,000         225,000         252,000
Dollar Financial Group                                         9.750     11/15/11         600,000         600,000         651,000
Dominos, Inc.                                                  8.250     07/01/11         292,000         289,892         319,010
Dynegy Holdings, Inc.                                          6.875     04/01/11         500,000         422,500         481,250
El Paso Corporation                                            7.875     06/15/12         300,000         303,716         313,875
Esterline T echnologies                                        7.750     06/15/13         200,000         200,000         218,500
Flextronics Intl Ltd                                           6.500     05/15/13         400,000         400,000         410,000
G F S I, Inc.                                                  9.625     03/01/07         750,000         675,180         727,500
Gencorp, Inc.                                                  9.500     08/15/13         400,000         400,000         446,000
General Nutrition Center                                       8.500     12/01/10         800,000         800,000         756,000
Goodyear Tire & Rubber Co.                                     7.857     08/15/11         650,000         607,750         659,750
Great Lakes Dr edge & Dock Corporation                         7.750     12/15/13         750,000         679,250         682,500
Houghton Mif flin Co.                                          9.875     02/01/13       1,000,000       1,055,505       1,095,000
Huntsman LLC                                                  11.625     10/15/10         500,000         494,075         591,250
Imax Corporation                                               9.625     12/01/10         500,000         500,000         545,000
Interpool, Inc.                                                7.350     08/01/07         750,000         766,118         761,250
Intrawest Corporation                                          7.500     10/15/13         500,000         500,000         531,875
Koppers Inc.                                                   9.875     10/15/13         700,000         700,000         798,000
Land O'Lakes, Inc.                                             9.000     12/15/10         750,000         750,000         821,250
Leucadia National Corporation                                  7.000     08/15/13         650,000         663,513         669,500
Lodgenet Entertainment Corporation                             9.500     06/15/13         425,000         425,000         469,625
Lyondell Chemical Co.                                          9.500     12/15/08         900,000         921,349         976,500
M C I, Inc.                                                    7.735     05/01/14       1,000,000         905,000       1,075,000
M G M Mirage, Inc.                                             6.000     10/01/09         375,000         380,351         384,375
M S X International, Inc.                                     11.000     10/15/07         350,000         347,004         353,500
Majestic Star Casino LLC                                       9.500     10/15/10         500,000         500,000         530,000
Manitowoc Company , Inc.                                       7.125     11/01/13         200,000         200,000         216,500
Mediacom LLC                                                   9.500     01/15/13       1,150,000       1,136,000       1,154,312

30

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
(Unaudited)

                                                             Interest      Due
Corporate Public Securities:(A)continued                       Rate        Date    Principal Amount      Cost        Market Value
---------------------------------------------------------------------------------------------------------------------------------
Merrill Corporation                                           12.000%    05/01/09    $  1,000,000    $  1,059,737    $  1,060,000
Metaldyne Corporation                                         11.000     06/15/12         750,000         601,250         622,500
Mrs Fields Brands/Finance                                     11.500     03/15/11         750,000         713,710         746,250
Nalco Co.                                                      7.750     11/15/11         500,000         500,000         540,000
National Wine & Spirit, Inc.                                  10.125     01/15/09         500,000         485,250         495,000
Neff Corporation                                              10.250     06/01/08         170,000         168,062         163,625
Nextel Communications Corporation                              7.375     08/01/15         700,000         713,878         770,000
North Amer Energy Partners                                     8.750     12/01/11         400,000         400,000         408,000
Numatics, Inc.                                                 9.625     04/01/08         550,000         539,527         503,250
O E D Corp/Diamond Jo Company Guarantee                        8.750     04/15/12       1,000,000         985,960         980,000
O M Group, Inc.                                                9.250     12/15/11         750,000         777,169         798,750
Offshore Logistics, Inc.                                       6.125     06/15/13         450,000         450,000         456,750
Pacific Energy Partners                                        7.125     06/15/14         500,000         504,417         532,500
Pliant Corporation                                             0.000     06/15/09         875,000         757,308         975,000
Pliant Corporation                                            13.000     06/01/10       1,000,000         936,875         808,281
Quintiles T ransnational Corporation                          10.000     10/01/13         500,000         500,000         560,000
Rayovac Corporation                                            8.500     10/01/13         200,000         200,000         222,000
Rent-A-Center, Inc.                                            7.500     05/01/10         400,000         400,000         414,500
Rent-Way, Inc.                                                11.875     06/15/10         800,000         846,661         901,000
Rhodia SA                                                     10.250     06/01/10         800,000         829,320         900,000
Rhodia SA                                                      8.875     06/01/11         500,000         499,668         503,750
S P X Corporation                                              6.250     06/15/11         400,000         400,000         422,000
Sea Containers Ltd                                            10.500     05/15/12         785,000         765,526         826,213
Service Corporation International                              6.000     12/15/05          41,000          41,185          41,717
Sheridan Acquisition Corporation                              10.250     08/15/11         375,000         370,001         410,156
Ship Finance Intl Ltd                                          8.500     12/15/13         750,000         750,000         772,500
Sports Club Co.                                               11.375     03/15/06         150,000         145,500         145,500
Tekni-Plex, Inc.                                              12.750     06/15/10       1,000,000         960,125         950,000
Telex Communications, Inc.                                     0.000     01/15/09         471,915         206,820         283,149
Telex Communications, Inc.                                    11.500     10/15/08         500,000         500,000         545,000
Tenet Healthcare Corporation                                   6.375     12/01/11         500,000         482,500         463,750
Tenneco Automotive, Inc.                                      10.250     07/15/13         400,000         400,000         472,000
Thermadyne Holdings Corporation                                9.250     02/01/14       1,000,000         986,250         975,000
Triton P C S, Inc.                                             8.500     06/01/13         550,000         550,000         530,750
United Rentals, Inc.                                           7.750     11/15/13         625,000         625,000         612,500
United Rentals, Inc.                                           7.000     02/15/14         500,000         500,000         467,500
Utilicorp United, Inc.                                         9.950     02/01/11       1,000,000       1,107,176       1,132,500
Vicorp Restaurants, Inc.                                      10.500     04/15/11         600,000         592,746         603,000
Vought Aircraft Industries                                     8.000     07/15/11       1,000,000       1,001,034         972,500
Williams Scotsman, Inc.                                        9.875     06/01/07         500,000         492,500         500,000
Wornick Co.                                                   10.875     07/15/11         750,000         750,000         813,750
                                                                                     ------------    ------------    ------------
TOTAL BONDS                                                                          $ 55,269,915      54,313,743      56,827,939
                                                                                     ------------    ------------    ------------

MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
(Unaudited)

                                                             Interest      Due        Shares or
Corporate Public Securities:(A)continued                      Rate        Date    Principal Amount      Cost        Market Value
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 3.42%
Bill Barrett Corp. (B)                                                                     27,800    $    695,000    $    889,322
Calamos Asset Management Inc. (B)                                                          13,600         244,800         367,200
Conor Medsystems, Inc. (B)                                                                  3,300          42,900          45,705
Dreamworks Animation SKG (B)                                                                6,500         182,000         243,815
Foundation Coal Holdings, Inc. (B)                                                          3,400          74,800          78,404
H C I Direct, Inc. (B)                                                                      1,000            --              --
Iowa Telecomm Services, Inc. (B)                                                            6,600         125,400         142,362
Las Vegas Sands Corporation (B)                                                               500          14,500          24,000
Orange 21, Inc. (B)                                                                         9,800          85,750         102,410
PepsiAmericas, Inc.                                                                        92,145        2,006,365      1,957,160
Rent-Way, Inc. (B)                                                                         92,866         916,263         743,857
Supreme Industries, Inc.                                                                  115,722         267,325         741,778
T G C Industries, Inc. (B)                                                                  6,361           9,497          18,700
Telex Communications, Inc. (B)                                                                489               7             489
Telex Communications, Inc. (B)                                                             17,707               1             177
The 9 Limited (B)                                                                           3,300          56,100          77,946
Transmontaigne, Inc. (B)                                                                  333,326       1,109,176       2,043,289
                                                                                                     ------------    ------------
TOTAL COMMON STOCK                                                                                      5,829,884       7,476,614

CONVERTIBLE BONDS - 0.57%
Leucadia National Corporation                                  3.750%    04/15/14    $  1,000,000    $  1,000,000    $  1,236,250
                                                                                     ------------    ------------    ------------
TOTAL CONVERTIBLE BONDS                                                              $  1,000,000       1,000,000       1,236,250
                                                                                     ============    ------------    ------------
TOTAL CORPORATE PUBLIC SECURITIES                                                                    $ 61,143,627    $ 65,540,803
                                                                                                     ------------    ------------
                                                             Interest      Due
Short-Term Securities:                                      Rate/Yield     Date    Principal Amount      Cost        Market Value
---------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER - 1.03%
Alcoa, Inc.                                                    2.170%    01/03/05    $  1,358,000    $  1,357,836    $  1,357,836
Union Electric Company                                         2.300     01/04/05         895,000         894,829         894,829
                                                                                     ------------    ------------    ------------
TOTAL SHORT-TERM SECURITIES                                                          $  2,253,000    $  2,252,665    $  2,252,665
                                                                                     ============    ------------    ------------

TOTAL INVESTMENTS                                             113.15%                                $246,348,272    $247,226,238
                                                                                                     ============    ------------
  Other Assets                                                  4.71                                                   10,295,613
  Liabilities                                                 (17.86)                                                 (39,016,703)
                                                              ------                                                 ------------
TOTAL NET ASSETS                                              100.00%                                                $218,505,148
                                                              ======                                                 ============

(A)In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)Non-income producing security.

See Notes to Consolidated Financial Statements.

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                 Fair Value/
Industry Classification:                        Market Value
------------------------------------------------------------

AEROSPACE - 2.36%
Argo Tech Corporation                           $    932,875
Bombardier, Inc.                                     867,500
Esterline Technologies                               218,500
Qualis Automotive LLC                              2,156,590
Vought Aircraft Industries                           972,500
                                                ------------
                                                   5,147,965
                                                ------------
AUTOMOBILE - 7.69%
America's Body Company, Inc./LCP Holding Co.       3,150,002
Collins & Aikman Products Co.                      1,020,000
Gencorp, Inc.                                        446,000
Goodyear Tire & Rubber Co.                           659,750
Jason, Inc.                                        1,604,633
LIH Investors, L.P.                                5,150,855
Metaldyne Corporation                              1,107,000
Nyloncraft, Inc.                                   3,182,679
Tenneco Automotive, Inc.                             472,000
                                                ------------
                                                  16,792,919
                                                ------------
BEVERAGE, DRUG & FOOD - 6.65%
B & G Foods, Inc.                                    745,500
Beta Brands Ltd                                         --
Cains Foods, L.P.                                    411,709
Del Monte Corporation                                252,000
Dominos, Inc.                                        319,010
Eagle Pack Pet Foods, Inc.                         1,064,401
Land O' Lakes, Inc.                                  821,250
National Wine & Spirit Inc.                          495,000
Nonni's Food Company, Inc.                         2,227,420
PepsiAmericas, Inc.                                1,957,160
Pinnacle Foods Holdings                              428,625
River Ranch Fresh Foods LLC                        2,124,162
Specialty Foods Group, Inc.                          135,261
Vicorp Restaurants, Inc.                             603,000
Vitality Foodservice, Inc.                         2,128,459
Wornick Co.                                          813,750
                                                ------------
                                                  14,526,707
                                                ------------
BROADCASTING & ENTERTAINMENT - 2.70%
C C O Holdings LLC                                   500,000
C S C Holdings, Inc.                                 538,750
Cablevision Systems Corporation                    1,060,000
Cenveo Corporation                                 1,023,000
Charter Communications Holdings LLC                  260,000
Charter Communications Op LLC                        900,000
Lodgenet Entertainment Corporation                   469,625
Mediacom LLC                                       1,154,312
                                                ------------
                                                   5,905,687
                                                ------------

                                                Fair Value/
Industry Classification: continued              Market Value
------------------------------------------------------------

BUILDINGS & REAL ESTATE - 5.09%
AW C Holding Company                            $  2,120,204
Adorn, Inc.                                        2,411,193
Eagle Window & Door Holding Co.                    3,143,172
Shelter Acquisition, Inc.                          2,362,446
TruStile Doors, Inc.                               1,080,755
                                                ------------
                                                  11,117,770
                                                ------------
CARGO TRANSPORT - 2.38%
Kenan-Advantage Transport Company                  2,467,787
Ship Finance International Ltd.                      772,500
Tidewater Holdings, Inc.                           1,966,384
                                                ------------
                                                   5,206,671
                                                ------------
CHEMICAL, PLASTICS & RUBBER - 3.26%
Capital Specialty Plastics, Inc.                         503
Huntsman LLC                                         591,250
Koppers Inc.                                         798,000
Lyondell Chemical Co.                                976,500
O M Group, Inc.                                      798,750
Process Chemicals LLC                                288,000
Rhodia SA                                          1,403,750
Tomah Holdings, Inc.                               2,262,820
                                                ------------
                                                   7,119,573
                                                ------------
CONSUMER PRODUCTS - 9.29%
Appleton Papers, Inc.                                323,250
Augusta Sportswear Holding Co.                     2,094,001
Colibri Holdings Corporation                       1,920,649
Euro-Pro Corporation                               2,130,592
G F S I, Inc.                                        727,500
H C I Direct, Inc.                                      --
Justrite Manufacturing Acquisition Co.             1,588,587
K 2, Inc.                                            355,875
Maax Holdings, Inc.                                  784,375
Maverick Acquisition Company                       1,148,603
Neff Motivation, Inc.                                163,625
Rayovac Corporation                                  222,000
Royal Baths Manufacturing Company                  1,055,670
Savage Sports Holding, Inc.                        2,091,540
The Tranzonic Companies                            3,623,152
Walls Industries, Inc.                             2,067,691
Winsloew Furniture, Inc.                                  14
                                                ------------
                                                  20,297,124
                                                ------------
CONTAINERS, PACKAGING & GLASS - 6.81%
A E P Industries, Inc.                               356,125
Paradigm Packaging, Inc.                           2,765,156
Pliant Corporation                                 1,783,281
Sea Containers Ltd.                                  826,213

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                Fair Value/
Industry Classification: continued              Market Value
------------------------------------------------------------

Selig Acquisition Corporation                   $  2,665,925
Snyder Industries, Inc.                            3,279,379
Tekni-Plex, Inc.                                     950,000
Vitex Packaging, Inc.                              2,248,607
                                                ------------
                                                  14,874,686
                                                ------------
DISTRIBUTION - 6.82%
Affinia Group, Inc.                                1,000,800
Brampton Fastener Co. Ltd                          1,885,770
Corvest Group, Inc.                                3,712,360
G C-Sun Holdings LP                                     --
Kele and Associates, Inc.                          2,331,308
QualServ Corporation                               2,089,987
Strategic Equip & Supply Corporation, Inc.         3,875,000
                                                ------------
                                                  14,895,225
                                                ------------
DIVERSIFIED/CONGLOMERATE, MANUFACTURING - 3.81%
Activant Solutions Inc                               913,750
Coining of America LLC                             1,933,750
Dexter Magnetics Technologies, Inc.                1,328,498
Douglas Dynamics LLC                                 329,469
Evans Consoles, Inc.                                 200,934
Great Lakes Dredge & Dock Corporation                682,500
S P X Corporation                                    422,000
Wicor Americas, Inc.                               2,517,822
                                                ------------
                                                   8,328,723
                                                ------------
DIVERSIFIED/CONGLOMERATE, SERVICE - 7.52%
Abitibi-Consolidated, Inc.                         1,050,000
Allied Waste NA                                    1,025,000
Calamos Asset Management, Inc.                       367,200
CapeSuccess LLC                                        5,862
Chemed Corporation                                 2,517,825
Diversco, Inc./DHI Holdings, Inc.                  1,392,069
Dreamworks Animation SKG                             243,815
Dwyer Group, Inc.                                  2,493,287
Hamilton Funeral Services Centers, Inc.              380,271
Lancaster Laboratories, Inc.                         821,243
Moss, Inc.                                         1,548,843
M S X International, Inc.                            353,500
Orange 21, Inc.                                      102,410
Service Corporation International                     41,717
The 9 Limited                                         77,946
U S M Holdings Corporation                         2,172,880
Universal City Florida                               415,500
Washington Inventory Services, Inc.                1,425,151
                                                ------------
                                                  16,434,519
                                                ------------

                                                Fair Value/
Industry Classification: continued              Market Value
------------------------------------------------------------
ELECTRONICS - 3.76%
A E S Corporation                               $  1,393,656
Calpine Corporation                                  412,500
Directed Electronics, Inc.                         2,143,423
Flextronics International Ltd.                       410,000
N R G Energy, Inc.                                   763,000
Precision Dynamics, Inc.                           1,736,159
Siebe PLC                                            620,750
Texas Genco LLC                                      728,794
                                                ------------
                                                   8,208,282
                                                ------------
FARMING & AGRICULTURE - 0.00%
Protein Genetics, Inc.                                  --
                                                ------------

FINANCIAL SERVICES - 2.74%
BCP Caylux Holding Lux SCA                           845,625
Dana Credit Corporation                              545,000
Dollar Financial Group                               651,000
East River Ventures I, L.P.                           27,300
Highgate Capital LLC                                   2,723
Interpool, Inc.                                      761,250
Leucadia National Corporation                      1,905,750
Mrs. Fields Brands / Finance                         746,250
Victory Ventures LLC                                       2
Williams Scotsman, Inc.                              500,000
                                                ------------
                                                   5,984,900
                                                ------------
HEALTHCARE, EDUCATION & CHILDCARE - 4.34%
A T I Acquisition Company                          2,127,174
American Hospice Management Holding LLC            2,437,250
Conor Medsystems, Inc.                                45,705
Interactive Health LLC                               783,000
MedAssist, Inc.                                    2,518,392
Quintiles Transnational Corporation                  560,000
Tenet Healthcare Corporation                       1,008,750
                                                ------------
                                                   9,480,271
                                                ------------
HOME & OFFICE FURNISHINGS, HOUSEWARES,
AND DURABLE CONSUMER PRODUCTS -3.46%
Home Decor Holding Company                         2,141,306
Hussey Seating Corporation                         2,257,383
Sport Court Int'l, Inc.                            1,023,236
U-Line Corporation                                 2,146,218
                                                ------------
                                                   7,568,143
                                                ------------
LEISURE, AMUSEMENT, ENTERTAINMENT - 2.28%
Bally Total Fitness Holding Corp                     116,100
IMAX Corporation                                     545,000
Intrawest Corporation                                531,875
Keepsake Quilting, Inc.                            1,600,860
Las Vegas Sands Corporation                           24,000

                                                  MassMutual Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2004

                                                Fair Value/
Industry Classification: continued              Market Value
------------------------------------------------------------

M G M Mirage, Inc.                              $    384,375
Majestic Star Casino LLC                             530,000
O E D Corp/Diamond Jo Company Guarantee              980,000
Warner Music Group                                   281,875
                                                ------------
                                                   4,994,085
                                                ------------
MACHINERY - 12.13%
Aearo Co.                                            463,500
C & M Conveyor, Inc.                               2,120,553
Integration Technology Systems, Inc.               1,677,601
Manitowoc Company, Inc.                              216,500
Maxon Corporation                                  2,589,115
N P C, Inc.                                        3,363,549
Numatics, Inc.                                       503,250
PW Eagle, Inc.                                       391,223
Safety Speed Cut Manufacturing Company, Inc.       2,876,581
Stanadyne Corporation                              1,620,000
Synventive Equity LLC                              3,521,802
Thermadyne LLC                                       975,000
Tronair, Inc.                                      3,151,364
Tubular Textile Machinery                          2,613,160
Weasler Holdings LLC                                 414,642
                                                ------------
                                                  26,497,840
                                                ------------
MEDICAL DEVICES/BIOTECH - 2.45%
Bausch & Lomb, Inc.
Beacon Medical Products, Inc.                      1,992,778
Coeur, Inc.                                        1,140,710
E X C Acquisition Corporation                      2,226,556
                                                ------------
                                                   5,360,044
                                                ------------
MINING, STEEL, IRON & NON PRECIOUS METALS - 0.05%
Better Minerals & Aggregates                         108,990
                                                ------------
OIL & GAS - 3.04%
Chesapeake Energy Corporation                        346,125
Dynegy Holdings, Inc.                                481,250
Foundation Coal Holdings, Inc.                        78,404
GulfMark Offshore, Inc.                              598,900
Mustang Ventures Company                             938,300
North American Energy Partners                       408,000
Offshore Logistics, Inc.                             456,750
Pacific Energy Partners                              532,500
Supreme Industries, Inc.                             741,778
T G C Industries, Inc.                                18,700
Transmontaigne, Inc.                               2,043,289
                                                ------------
                                                   6,643,996
                                                ------------
PHARMACEUTICALS - 0.44%
Enzymatic Therapy, Inc.                              961,568
Publishing/Printing - 2.58%
American Media Operation, Inc.                  $    957,375
Cadmus Communications Corporation                    816,563
Houghton Mifflin Co.                               1,095,000
Jostens I H Corporation                            1,300,000
Merrill Corporation                                1,060,000
Sheridan Acquisition Corporation                     410,156
                                                ------------
                                                   5,639,094
                                                ------------
RETAIL STORES - 5.66%
Blockbuster, Inc.                                    469,062
General Nutrition Center                             756,000
Neff Corporation                                   1,191,719
Olympic Sales, Inc.                                3,594,165
P H I Holding Company                              2,662,843
Rent-A-Center, Inc.                                  414,500
Rent-Way, Inc.                                     1,644,857
Sports Club Co.                                      145,500
TVI, Inc.                                            414,375
United Rentals, Inc.                               1,080,000
                                                ------------
                                                  12,373,021
                                                ------------
TECHNOLOGY - 0.70%
Cymer, Inc.                                          845,750
Delstar Holding Corporation                          441,596
Iowa Telecomm Services, Inc.                         142,362
Magnachip Semiconductor                              104,250
                                                ------------
                                                   1,533,958
                                                ------------
TELECOMMUNICATIONS - 2.57%
Alamosa Delaware, Inc.                               819,688
Cincinnati Bell, Inc.                              1,113,750
Jordan Telecom Products                                 --
MCI, Inc.                                          1,075,000
Nextel Communications Corporation                    770,000
Rogers Wireless, Inc.                                475,987
Telex Communications, Inc.                           828,815
Triton P C S, Inc.                                   530,750
                                                ------------
                                                   5,613,990
                                                ------------
UTILITIES - 1.54%
Bill Barrett Corporation                             889,322
El Paso Corporation                                  313,875
Markwest Energy                                      482,125
Nalco Co.                                            540,000
Utilicorp United, Inc.                             1,132,500
                                                ------------
                                                   3,357,822
                                                ------------
TOTAL CORPORATE RESTRICTED
AND PUBLIC SECURITIES - 112.12%                 $244,973,573
                                                ============

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MassMutual Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2004

1. HISTORY

MassMutual Corporate Investors (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a closed-end management investment company. Babson Capital Management LLC, formerly David L. Babson & Company Inc. ("Babson"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield while providing an opportunity for capital gains, by investing primarily in a portfolio of privately placed below-investment grade, long term corporate debt obligations with equity features, such as warrants, conversions rights or other equity features and, occasionally, preferred stocks purchased directly from their issuers.

On January 27,1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary ("MMCI Subsidiary Trust") for the purpose of holding certain investments. The results of MMCI Subsidiary Trust have been included in the accompanying consolidated financial statements. Footnote 2-D, below discusses the Federal tax consequences of the MMCI Subsidiary Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

     A. VALUATION OF INVESTMENTS

     Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

     Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities which may be effected immediately if the market is adequate, absent an exemption from registration, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933.

     The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees at the time of the acquisition thereof and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of the security by the Trust; an estimate of the existence and extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

     When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the Securities Act of 1933 and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

     The Trust's Board of Trustees meets at least once in each quarter to value the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson, the Trust's investment adviser. In making valuations, the Trustees will consider reports by Babson analyzing each portfolio security in accordance with the relevant factors referred to above. Babson has agreed to provide such reports to the Trust at least quarterly.

     The financial statements include restricted securities valued at $160,130,838 (73.29% of net assets) as of December 31, 2004 whose values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

     The values for corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 2004, subject to discount where appropriate, and are approved by the Trustees.

     Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost which approximates market value.

                                                  MassMutual Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2004

     B. ACCOUNTING FOR INVESTMENTS

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

     Discounts and premiums on securities purchased are amortized, over the lives of the respective securities.

     Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

     C. USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     D. FEDERAL INCOME TAXES

     The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend to the Trustees either to designate the net realized long-term gains as undistributed and to pay the federal capital gains taxes thereon or to distribute all or a portion of such net gains. For the year ended December 31, 2004, the Trust had a net realized taxable capital gain balance of $4,069,005, which the Trustees voted to retain and pay the federal capital gain tax thereon. The Trust has accrued a provision for federal taxes of $1,424,152 on the Statement of Operations related to the retained net realized capital gains.

     In 2004, the Trust re-classified a total of $1,406,376 from undistributed net realized gains. $1,278,426 was re-classified to undistributed net investment income and $127,950 was reclassified to additional paid in capital to more accurately display the Trust's financial position. These re-classifications had no impact on net asset value.

     The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMCI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

     The MMCI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the MMCI Subsidiary Trust, all of the MMCI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the year ended December 31, 2004 the MMCI Subsidiary Trust has accrued income tax expense on income and realized gains of $299,950 and $953,557, respectively.

     E. DISTRIBUTIONS TO SHAREHOLDERS

     The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the exdividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October and December. The Trust's net realized capital gain distribution, if any, is declared in December.

     The tax character of distributions paid during the years ended December 31, 2004 and 2003 were as follows:

     DISTRIBUTIONS PAID FROM:           2004           2003
                                    ---------------------------
     Ordinary Income                $19,329,769     $16,293,478

     As of December 31, 2004, the components of distributable earnings on a tax basis included $1,303,697 of undistributed ordinary income. Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States.

     Net investment income of the Trust as presented under accounting principles generally accepted in the United States differs from distributed earnings due to a distribution made from after tax earnings of the MMCI Subsidiary Trust to the Trust. The Trusts treats the distribution from the MMCI Subsidiary Trust as taxable earnings.

3. INVESTMENT SERVICES FEE

Under an Investment Services Contract with the Trust dated July 1, 1988 Babson has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson has further agreed that it will request each issuer of securities which MassMutual is prepared to purchase in a private placement, and which would be consistent with the investment objectives and policies of the Trust, to also offer such securities to the Trust. Babson will use its best efforts to insure that issuers accede to such requests. MassMutual has agreed that, subject to such orders of the Securities and Exchange Commission as may apply, it will invest concurrently with the Trust in any such investment. Babson represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the contract, Babson provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

MassMutual Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2004

Under the Investment Services Contract, the Trust pays Babson a quarterly base rate (the "Base Fee Rate") of 5/16 of 1% of the value of the Trust's net assets as of the end of each fiscal quarter, approximately equivalent to 1.25% of the net asset value of the Trust on an annual basis, plus or minus a quarterly performance adjustment (the "Performance Adjustment") of up to 1/16 of 1% approximately equivalent to .25% on an annual basis.

The Performance Adjustment is based on the Trust's performance as compared to a benchmark rate of return (the "Target Rate") equal to 5.0 percentage points plus an unweighted, arithmetic average of the rates of return on the Standard & Poor's Industrials Composite (formerly called the Standard & Poor's Industrial Price Index) and the Lehman Brothers Intermediate U.S. Credit Index (formerly called the Lehman Brothers Intermediate Corporate Bond Index) over a rolling three-year period (the "Measurement Period") comprising the twelve quarters ending on the last day of each quarter (the "Valuation Date"). The Standard & Poor's Industrials Composite is not readily available to the general public. FactSet Research Systems provides Babson Capital with the information for this index. The 3-year annualized return for the Standard & Poor's Industrials Composite for the period ending December 31, 2004 was 2.66%. The Performance Adjustment is equal to 5% of the difference between the Trust's actual rate of return over the Measurement Period and the Target Rate. If the Trust's actual rate of return exceeds the Target Rate, the Base Fee Rate is increased by an amount equal to the Performance Adjustment; if the Trust's actual rate of return is less than the Target Rate, the Base Fee Rate is reduced by the Performance Adjustment. The advisory fee payable by the Trust under the Contract is equal to the Base Fee Rate (as adjusted by the Performance Adjustment) times the net asset value of the Trust as of the Valuation Date. The Performance Adjustment for the quarters ended March 31, June 30, September 30 and December 31, 2004 was:

                                                     PERFORMANCE
                                                      ADJUSTMENT      AMOUNT
--------------------------------------------------------------------------------
March 31, 2004                                          0.0625%      $127,113
June 30, 2004                                           0.0625%      $130,956
September 30, 2004                                      0.0625%      $117,766*
December 31, 2004                                       0.0625%      $120,020*

* Net of waiver of $15,565 and $16,426, respectively. See first paragraph of
  Note 8.

4. SENIOR SECURED INDEBTEDNESS

     A. NOTE PAYABLE

     MassMutual holds the Trust's $20,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due November 15, 2007 and accrues at 7.39% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2004, the Trust incurred total interest expense on the Note of $1,478,000.

     The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Notes proposed to be redeemed.

     B. REVOLVING CREDIT AGREEMENT

     The Trust entered into a Revolving Credit Agreement with Fleet National Bank as of June 29, 2000, in the principal amount of $25,000,000, maturing on May 31, 2005. The interest rate on the outstanding revolving loan is determined for periods of one, three or six months (as selected by the Trust) and is set at an annual rate equal to LIBOR (London Interbank Offered Rate) plus 0.37%. The Trust also agreed to pay an upfront fee equal to 0.10% on the total commitment. The facility fee is 0.15% per annum of the total commitment.

     As of December 31, 2004, there was $9,000,000 in outstanding loans against the Revolver and the average blended rate of interest attributable to the Revolver was 2.02%. For the year ended December 31, 2004, the Trust incurred total interest expense on the Revolver of $79,436, plus $37,603 related to the undrawn portion.

5. PURCHASES AND SALES OF INVESTMENTS

FOR THE TWELVE MONTHS                                        COST OF INVESTMENTS
ENDED 12/31/2004                                                   ACQUIRED
--------------------------------------------------------------------------------
Corporate restricted securities                                  $104,089,875
Corporate public securities                                        28,508,546
Short-term securities                                             624,074,026

                                                                PROCEEDS FROM
                                                             SALES OR MATURITIES
--------------------------------------------------------------------------------
Corporate restricted securities                                  $ 98,241,087
Corporate public securities                                        17,629,270
Short-term securities                                             628,202,921

The net unrealized appreciation of investments for federal tax purposes as of December 31, 2004 is $939,634 and consists of $24,309,221 appreciation and $23,369,587 depreciation.

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS
(UNAUDITED)

                                                  AMOUNT       PER SHARE
-------------------------------------------------------------------------
MARCH 31, 2004
-------------------------------------------------------------------------
Investment income                              $ 5,045,227
Net investment income                            3,764,100       $ 0.42
Net realized and unrealized
  gain on investments                            4,232,404         0.47

                                                  MassMutual Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2004

                                                  AMOUNT       PER SHARE
-------------------------------------------------------------------------
June 30, 2004
-------------------------------------------------------------------------
Investment income                              $ 6,600,662
Net investment income                            5,279,982       $ 0.59
Net realized and unrealized
 gain on investments                             4,035,224         0.45

-------------------------------------------------------------------------
September 30, 2004
-------------------------------------------------------------------------
Investment income                                6,114,817
Net investment income                            4,820,764         0.54
Net realized and unrealized
loss on investments                              4,213,401         0.47

-------------------------------------------------------------------------
December 31, 2004
-------------------------------------------------------------------------
Investment income                                5,778,088
Net investment income                            4,084,501         0.45
Net realized and unrealized
 loss on investments                            11,185,913         1.25

7. AGGREGATE REMUNERATION PAID TO OFFICERS,
   TRUSTEES AND THEIR AFFILIATED PERSONS

During 2004, the Trust paid its Trustees aggregate remuneration of $146,286. The Trust does not pay any compensation to any of its Trustees who are "interested persons" (as defined by the Investment Company Act of 1940, as amended [the "40 Act"]) of the Trust. Accordingly, the Trust classifies Messers. Reese and Joyal as "interested persons" of the Trust.

All of the Trust's officers are employees of Babson Capital or MassMutual. Pursuant to the Investment Services Contract, the Trust does not compensate its officers who are employees of Babson Capital or MassMutual.

MassMutual and Babson Capital are "affiliated persons" (as defined by the 40
Act) of Mr. Reese, one of the Trust's Trustees. The Trust did not make any payments to Babson Capital during 2004, other than amounts payable to Babson Capital pursuant to the Investment Services Contract. During 2004, the Trust paid the following amounts to MassMutual, exclusive of interest expense on the Note explained in Footnote 4A:

Preparation of the Trust's Quarterly
and Annual Reports to Shareholders                     $12,427

Preparation of the Certain of the
Trust's Shareholder communications                       1,560

Preparation of the Trust's
Annual Proxy Statements                                  1,167
--------------------------------------------------------------
                                                       $15,154
--------------------------------------------------------------

8. CONTINGENCIES

In connection with an industry-wide sweep examination of investment company performance fees that was initiated in May of 2004, the staff of the Securities and Exchange Commission ("Staff") has questioned whether the Trust's investment advisory fee fully complies with Section 205 of the Investment Advisers Act of 1940 and SEC regulations concerning performance fees. Retroactive adjustment to the calculation methodology for the period since July 1, 1988 (the period during which the Performance Adjustment has been in effect) using the methodology identified by the Staff would result in a reduction in aggregate investment advisory fees for that period. Babson and the Trust are cooperating with the Staff's review of this matter. Babson has estimated that the net reduction in aggregate investment advisory fees for the period beginning July 1, 1988 and ending June 30, 2004 would be $176,223, which represents less than 1% of the aggregate fees over that time period. Babson has voluntarily reduced its investment advisory fee by this amount for the quarter ended December 31, 2004. Pending resolution of the issue Babson has also voluntarily agreed to waive, for each quarter beginning July 1, 2004, the amount, if any, by which (A) the investment advisory fee calculated in the manner described in the Investment Services Contract exceeds (B) the sum of (i) 5/16 of 1% times the ending net asset value for that quarter plus or minus (ii) the Performance Adjustment applied against the average quarter end net assets for the Trust for the twelve-quarter period ending on such quarter. Babson believes that the likelihood that this matter will have a material adverse financial impact on the Trust or negatively impact Babson's ability to provide investment services to the Trust is remote.

The Trust, together with other investors including MassMutual, is a plaintiff in litigation connected in connection with private placement investments made by the Trust in Sharp International Corporation ("Sharp"). Three managing shareholders of Sharp, which is currently being liquidated in Chapter 11 liquidation proceedings, have pleaded guilty to criminal fraud charges. Two separate civil lawsuits were brought in New York state court in an attempt to recover damages for lost investment funds from Sharp's working capital lender and auditors. The first lawsuit involving Sharp's working capital lender was dismissed prior to trial. An appeal of this dismissal was unsuccessful. The second lawsuit against Sharp's auditors is continuing. The parties to this lawsuit, including the Trust, have submitted the matters which are the subject of the lawsuit to a non-binding mediation proceedings. The mediation proceedings were unsuccessful. The trial for this lawsuit is scheduled to begin in April, 2005. The Trust is unable to estimate any potential recovery from this lawsuit as of December 31, 2004.

9. CERTIFICATIONS

As required under New York Stock Exchange ("NYSE") Corporate Governance Rules, the Trust's principal executive officer has certi- fied to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE's Corporate Governance listing standards. In addition, as required by
Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and principal financial officers have made quarterly certifications, included in filings with the Securities and Exchange Commission on Forms N-CSR and N-Q, relating to, among other things, the fund's disclosure controls and procedures and internal control over financial reporting, as applicable.

MassMutual Corporate Investors

INTERESTED TRUSTEES

                                                                 PRINCIPAL                     PORTFOLIOS
                              POSITION                           OCCUPATION(S)                 OVERSEEN   OTHER
NAME (AGE),                   WITH           OFFICE TERM/LENGTH  DURING PAST                   IN FUND    DIRECTORSHIPS
ADDRESS                       THE TRUST      OF TIME SERVED      5 YEARS                       COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Stuart H. Reese* (49)         Trustee        3 years/            Executive Vice President         41      Trustee, Chairman (since
Massachusetts Mutual                          1 year,            and Chief Investment                     1999) and President
Life Insurance Company        Chairman       10 months           Officer (since 1999) of                  (1993-1999) of the Trust;
1295 State Street             (since 1999)                       MassMutual; Chairman                     Director (since 1995),
Springfield, MA 01111                         1 year/            and CEO (since 2000),                    MassMutual Corporate
                                             7 months            Director (2000-2004),                    Value Partners Limited
                                                                 Member of the Board of                   (investment company);
                                                                 Managers (since 2004), and               President (1994-1999),
                                                                 President (2000-2001 and                 Chairman and Trustee
                                                                 2003-2005) of Babson;                    (since 1999), MassMutual
                                                                 Chief Executive Director                 Select Funds, formerly
                                                                 (1997-1999), Senior Vice                 MassMutual Institutional
                                                                 President (1993-1997) of                 Funds (an open-end
                                                                 MassMutual.                              investment company
                                                                                                          advised by MassMutual);
                                                                                                          President (1993-1999),
                                                                                                          Chairman and Trustee
                                                                                                          (since 1999), MML Series
                                                                                                          Investment Fund (an
                                                                                                          open-end investment
                                                                                                          company advised by
                                                                                                          MassMutual); Advisory
                                                                                                          Board Member (since
                                                                                                          1995), Kirtland Capital
                                                                                                          Partners (investment
                                                                                                          partnership); Advisory
                                                                                                          Board Member (since
                                                                                                          1996), MassMutual High
                                                                                                          Yield Partners II LLC
                                                                                                          (investment company)
                                                                                                          Chairman (since 1999) and
                                                                                                          Director (since 1996),
                                                                                                          Antares Capital
                                                                                                          Corporation (bank loan
                                                                                                          syndication); Director
                                                                                                          (since 1996), Charter Oak
                                                                                                          Capital Management, Inc.;
                                                                                                          President (since 1998),
                                                                                                          MassMutual/Darby CBO LLC
                                                                                                          (investment company);
                                                                                                          Director (since 1999),
                                                                                                          MLDP Holdings; Chairman
                                                                                                          (since 2000), Cornerstone
                                                                                                          Real Estate Advisers
                                                                                                          Inc.; Trustee (since
                                                                                                          1998), Presi (1998-2001)
                                                                                                          and Chairman (since
                                                                                                          2001), MMCI Subsidiary
                                                                                                          Trust and MMPI Subsidiary
                                                                                                          Trust; Trustee, Chairman
                                                                                                          (since 1999), and
                                                                                                          President (1993-1999),
                                                                                                          MassMutu Participation
                                                                                                          Investors (closed-end
                                                                                                          invest company advised by
                                                                                                          Babson).

*Mr. Reese is an "interested person" of the Trust (as defined in the Investment Company Act of 1940, amended) because of his position as an Officer of the Trust, an Executive Officer of MassMutual and Chairman, Member of the Board of Managers and CEO of Babson.

                                                  MassMutual Corporate Investors

INTERESTED TRUSTEES

                                                                 PRINCIPAL                     PORTFOLIOS
                              POSITION                           OCCUPATION(S)                 OVERSEEN   OTHER
NAME (AGE),                   WITH           OFFICE TERM/LENGTH  DURING PAST                   IN FUND    DIRECTORSHIPS
ADDRESS                       THE TRUST      OF TIME SERVED      5 YEARS                       COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Joyal** (60)          Trustee       3 years/           President (2001-2003),           41      President (1999-2003) and
MassMutual                    (since 2003)   10 months           Managing Director                        Trustee (since 2003) of
Corporate Investors                                              (2000-2001) and Executive                the Trust; Director
1500 Main Street                                                 Director (1999-2000) of                  (since 1996), Antares
Suite 600                                                        Babson; Executive Director               Capital Corporation (bank
Springfield, MA 01115                                            (1997-1999) of MassMutual.               loan syndication);
                                                                                                          Director (since 2003),
                                                                                                          Pemco Aviation Group,
                                                                                                          Inc.; Trustee (since
                                                                                                          2003), MML Series
                                                                                                          Investment Fund (an
                                                                                                          openend investment
                                                                                                          company advised by
                                                                                                          MassMutual); Trustee
                                                                                                          (since 2003), MassMutual
                                                                                                          Select Funds, formerly
                                                                                                          MassMutual Institutional
                                                                                                          Funds (an open-end
                                                                                                          investment company
                                                                                                          advised by MassMutual);
                                                                                                          Trustee (1998-2003),
                                                                                                          Senior Vice President
                                                                                                          (1998-2001) and President
                                                                                                          (2001-2003), MMCI
                                                                                                          Subsidiary Trust and MMPI
                                                                                                          Subsidiary Trust;
                                                                                                          President (1999-2003),
                                                                                                          Trustee (since 2003),
                                                                                                          MassMutual Participation
                                                                                                          Investors (closed-end
                                                                                                          investment company
                                                                                                          advised by Babson).

**Mr. Joyal retired as President of Babson in June 2003. He continues to serve as a director or trustee of several entities affiliated with MassMutual, Babson's indirect parent company. Accordingly, the Trust classifies Mr. Joyal as an "interested person" of the Trust and Babson (as defined in the Investment Company Act of 1940, amended).

MassMutual Corporate Investors

INDEPENDENT TRUSTEES

                                                                 PRINCIPAL                     PORTFOLIOS
                              POSITION                           OCCUPATION(S)                 OVERSEEN   OTHER
NAME (AGE),                   WITH           OFFICE TERM/LENGTH  DURING PAST                   IN FUND    DIRECTORSHIPS
ADDRESS                       THE TRUST      OF TIME SERVED      5 YEARS                       COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Donald E. Benson (74)           Trustee       3 years/           Executive Vice President         2       Director (since 1997),
MassMutual                    (since 1986)   10 months           and Director (since 1992),               MAIR Holdings, Inc.
Corporate Investors                                              Marquette Financial                      (commuter airline holding
1500 Main Street                                                 Companies (financial                     company); Director (since
Suite 600                                                        services); Partner (since                1997), National
Springfield, MA 01115                                            1996), Benson Family                     Mercantile Bancorp (bank
                                                                 Limited Partnership                      holding company) and
                                                                 No. 1 and Benson Family                  Mercantile National Bank;
                                                                 Limited Partnership No. 2                Trustee (since 1988),
                                                                 (investment partnerships);               MassMutual Participation
                                                                 Partner (1987-2004),                     Investors (closed-end
                                                                 Benson, Pinckney, Oates                  investment company
                                                                 Partnership (building                    advised by Babson).
                                                                 partnership).

------------------------------------------------------------------------------------------------------------------------------------
Donald Glickman (71)            Trustee       3 years/           Chairman (since 1992),           2       Director (1988-2000),
MassMutual                    (since 1992)   10 months           Donald Glickman and                      CalTex Industries, Inc.
Corporate Investors                                              Company, Inc. (investment                (manufacturer of
1500 Main Street                                                 banking); Partner (since                 windows); Director (since
Suite 600                                                        1992), J.F. Lehman & Co.                 1984), Monro Muffler
Springfield, MA 01115                                            (private investments).                   Brake, Inc. (automobile
                                                                                                          repair service); Director
                                                                                                          (since 1998), MSC
                                                                                                          Software, Inc.; Chairman
                                                                                                          (1998-2003), Elgar
                                                                                                          Electronics (manufacturer
                                                                                                          of electronic power
                                                                                                          supplies); Director
                                                                                                          (since 2002), Racal
                                                                                                          Instrument Group
                                                                                                          (manufacturer of
                                                                                                          electronic test
                                                                                                          equipment); Director
                                                                                                          (2002-2004), OAOT, Inc.
                                                                                                          (ITC Services); Director
                                                                                                          (since 1999) SDI, Inc.
                                                                                                          (manufacturer of airbag
                                                                                                          initiations); Trustee
                                                                                                          (since 1992), MassMutual
                                                                                                          Participation Investors
                                                                                                          (closed-end investment
                                                                                                          company advised by
                                                                                                          Babson).

42

                                                  MassMutual Corporate Investors

INDEPENDENT TRUSTEES

                                                                 PRINCIPAL                     PORTFOLIOS
                              POSITION                           OCCUPATION(S)                 OVERSEEN   OTHER
NAME (AGE),                   WITH           OFFICE TERM/LENGTH  DURING PAST                   IN FUND    DIRECTORSHIPS
ADDRESS                       THE TRUST      OF TIME SERVED      5 YEARS                       COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Martin T. Hart (69)             Trustee      3 years/            Private Investor; President      2       Director (since 2004),
MassMutual                    (since 1991)    1 year,            and Director (since 1983),               Texas Roadhouse, Inc.;
Corporate Investors                          10 months           H Corporation.                           Director (since 1999),
1500 Main Street                                                                                          ValueClick Inc. (internet
Suite 600                                                                                                 advertising company);
Springfield, MA 01115                                                                                     Director (since 2002),
                                                                                                          Spectranetics Corp.
                                                                                                          (medical device company);
                                                                                                          Trustee (since 1991),
                                                                                                          MassMutual Participation
                                                                                                          Investors (closed-end
                                                                                                          investment company
                                                                                                          advised by Babson).

------------------------------------------------------------------------------------------------------------------------------------
Steven A. Kandarian (52)        Trustee       3 years/           Consultant, financial            22      Trustee (since 2002),
MassMutual                    (since 2002)    2 years,           services (since 2004);                   MassMutual Premier Funds,
Corporate Investors                          10 months           Executive Director (2001-                formerly The DLB Fund
1500 Main Street                                                 2004); Pension Benefit                   Group (an open-end
Suite 600                                                        Guaranty Corp., (a Federal               investment company
Springfield, MA 01115                                            pension agency); Managing                advised by MassMutual);
                                                                 Director (1993-2001),                    Trustee (since 2002),
                                                                 Orion Partners, L.P.                     MassMutual Participation
                                                                 (a private equity fund).                 Investors (a closed-end
                                                                                                          investment company
                                                                                                          advised by Babson).






MassMutual Corporate Investors

INDEPENDENT TRUSTEES

                                                                 PRINCIPAL                     PORTFOLIOS
                              POSITION                           OCCUPATION(S)                 OVERSEEN   OTHER
NAME (AGE),                   WITH           OFFICE TERM/LENGTH  DURING PAST                   IN FUND    DIRECTORSHIPS
ADDRESS                       THE TRUST      OF TIME SERVED      5 YEARS                       COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Jack A. Laughery (70)           Trustee       3 years/           President and Partner            2       Director (since 1993),
MassMutual                    (since 1996)    2 years,           (since 1996), Laughery                   Papa John's International
Corporate Investors                          10 months           Investments.                             (food service companies);
1500 Main Street                                                                                          Director (since 1994),
Suite 600                                                                                                 Houston Pizza Venture LLC
Springfield, MA 01115                                                                                     (pizza restaurant); Part
                                                                                                          Owner (1998-2004), Rocky
                                                                                                          Mount Harley Davidson;
                                                                                                          Partner (since 1996),
                                                                                                          Papa John's Iowa;
                                                                                                          Director (since 2001),
                                                                                                          Papa John's United (food
                                                                                                          service); Director
                                                                                                          (1997-1998), PJ New
                                                                                                          England; Trustee (since
                                                                                                          1996), MassMutual
                                                                                                          Participation Investors
                                                                                                          (closed-end investment
                                                                                                          company advised by
                                                                                                          Babson).

------------------------------------------------------------------------------------------------------------------------------------
Corine T. Norgaard (67)         Trustee       3 years/           President (since 2004),          22      Trustee (since 2004),
MassMutual                    (since 1998)    2 years,           Thompson Enterprises Real                MassMutual Premier Funds,
Corporate Investors                          10 months           Estate Investment; Dean                  formerly The DLB Fund
1500 Main Street                                                 (1996-2004), Barney School               Group (an open-end
Suite 600                                                        of Business, University of               investment company
Springfield, MA 01115                                            Hartford.                                advised by MassMutual);
                                                                                                          Director (1997-2004), The
                                                                                                          Advest Bank; Director
                                                                                                          (since 2004), Frontier
                                                                                                          Trust Company, FSB
                                                                                                          (Federal Savings Bank);
                                                                                                          Trustee (since 1993), ING
                                                                                                          Series Funds (investment
                                                                                                          company); Director (since
                                                                                                          1992), ING Variable
                                                                                                          Series Funds; Trustee
                                                                                                          (since 1998), MassMutual
                                                                                                          Participation Investors
                                                                                                          (a closed-end investment
                                                                                                          company advised by
                                                                                                          Babson).

                                                  MassMutual Corporate Investors

OFFICERS OF THE TRUST

                                                                PRINCIPAL
                              POSITION                          OCCUPATION(S)
NAME (AGE),                   WITH          OFFICE TERM/LENGTH  DURING PAST
ADDRESS                       THE TRUST     OF TIME SERVED      5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Roger W. Crandall (40)        President      1 year/            President (since 2003) and Vice President (2002-2003) of the Trust;
MassMutual                                  7 months            Vice Chairman (since 2005), Director (2003-2004), Member of Board of
Corporate Investors                                             Managers (since 2004), and Managing Director (since 2000) of Babson;
1500 Main Street, Suite 600                                     Managing Director (1993-2000) of MassMutual; Trustee and President
Springfield, MA 01115                                           (since 2003), MMCI Subsidiary Trust and MMPI Subsidiary Trust;
                                                                President (since 2003), Vice President (2002-2003), MassMutual
                                                                Participation Investors.

------------------------------------------------------------------------------------------------------------------------------------
Clifford M. Noreen (47)         Vice         1 year/            Vice President (since 1993) of the Trust; Managing Director (since
MassMutual                    President     7 months            2000) of Babson; Managing Director (1996-1999) of MassMutual; Vice
Corporate Investors                                             President (since 1993), MassMutual Participation Investors.
1500 Main Street, Suite 600
Springfield, MA 01115

------------------------------------------------------------------------------------------------------------------------------------
Stephen L. Kuhn (58)            Vice         1 year/            Vice President (since 1989) and Secretary (since 1980) of the Trust;
MassMutual                    President     7 months            General Counsel and Clerk (since 2000) of Babson; Senior Vice
Corporate Investors             and                             President (since 1999), Deputy General Counsel (since 1998), and
1500 Main Street, Suite 600   Secretary                         Assistant Secretary (since 1996) of MassMutual; Secretary (since
Springfield, MA 01115                                           1998), MMCI Subsidiary Trust and MMPI Subsidiary Trust; Vice
                                                                President and Secretary (since 1988) of MassMutual Participation
                                                                Investors.

------------------------------------------------------------------------------------------------------------------------------------
Charles C. McCobb, Jr. (61)     Vice         1 year/            Chief Financial Officer (since 1998) and Vice President (since 1997)
MassMutual                    President     7 months            of the Trust; Managing Director (since 2000) of Babson; Managing
Corporate Investors           and Chief                         Director (1997- 1999) of MassMutual; Trustee, Vice President,
1500 Main Street, Suite 600   Financial                         Treasurer and Chief Financial Officer (since 1998), MMCI Subsidiary
Springfield, MA 01115         Officer                           Trust and MMPI Subsidiary Trust; Chief Financial Officer (since
                                                                1998) and Vice-President (since 1997), MassMutual Participation
                                                                Investors.

------------------------------------------------------------------------------------------------------------------------------------
John T. Davitt, Jr. (37)      Comptroller    1 year/            Comptroller (since 2001) of the Trust, Director (since 2000) of
MassMutual                                  7 months            Babson; Associate Director (1997-1999) of MassMutual;
Corporate Investors                                             Comptroller (since 2001) of MassMutual Participation Investors.
1500 Main Street, Suite 600
Springfield, MA 01115

------------------------------------------------------------------------------------------------------------------------------------
James M. Roy (42)             Treasurer      1 year/            Treasurer (since 2003) and Associate Treasurer (1999-2003) of
MassMutual                                  7 months            the Trust; Director (since 2000) of Babson; Associate Director
Corporate Investors                                             (1996-1999) of MassMutual; Controller (since 2003), MMCI
1500 Main Street, Suite 600                                     Subsidiary Trust and MMPI Subsidiary Trust; Treasurer (since
Springfield, MA 01115                                           2003), Associate Treasurer (1999-2003), MassMutual Participation
                                                                Investors.

------------------------------------------------------------------------------------------------------------------------------------
Mary Ellen Wesneski (54)        Chief        1 year/            Chief Compliance Officer (since 2004) of the Trust, Managing
MassMutual                    Compliance    7 months            Director (since 1999) of Babson, Chief Compliance Officer (since
Corporate Investors            Officer                          2004) of MassMutual Participation Investors.
1500 Main Street, Suite 600
Springfield, MA 01115




MassMutual Corporate Investors

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of MassMutual Corporate Investors

We have audited the accompanying statement of assets and liabilities of MassMutual Corporate Investors (the "Trust"), including the schedule of investments, as of December 31, 2004, and the related statements of operations and cash flows, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2003 and financial highlights for each of the years in the fouryear period ended December 31, 2003 were audited by the Trust's previous auditors whose report, dated February 6, 2004, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 2004 by counting of securities at the custodian and confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and signifi- cant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MassMutual Corporate Investors as of December 31, 2004, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

February 7, 2005

                                                  MassMutual Corporate Investors

[PHOTO APPEARS HERE]

Members of the Board of Trustees

Donald Glickman
Chairman, Donald Glickman
& Company, Inc.

Robert E. Joyal
Retired President of
Babson Capital Management LLC

Jack A. Laughery
President and Partner,
Laughery Investments

Steven A. Kandarian
Consultant, financial services
Donald E. Benson*
Executive Vice President
and Director,
Marquette Financial Companies

Corine T. Norgaard*
President, Thompson Enterprises
Real Estate Investment

Stuart H. Reese
Executive Vice President and
Chief Investment Officer,
Massachusetts Mutual
Life Insurance Company

Martin T. Hart*
Private Investor

*Member of the Audit Committee


DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

MassMutual Corporate Investors offers a Dividend Reinvestment and Share Purchase Plan. The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. Ashareholder may join the Plan by filling out and mailing an authorization card to Shareholder Financial Services, Inc., the Transfer Agent. Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 173673, Denver, CO 80217-3673.


OFFICERS

Stuart H. Reese
Chairman

Roger W. Crandall
President

Charles C. McCobb, Jr.
Vice President & Chief
Financial Officer

Stephen L. Kuhn
Vice President & Secretary

Michael P. Hermsen
Vice President

Mary Wilson Kibbe
Vice President

Michael L. Klofas
Vice President

Clifford M. Noreen
Vice President

Richard E. Spencer, II
Vice President

James M. Roy
Treasurer

John T. Davitt, Jr.
Comptroller

Mary Ellen Wesneski
Chief Compliance Officer

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[LOGO]
MassMutual Corporate Investors                                        DB1035 205

ITEM 2.  CODE OF ETHICS.

         The Registrant adopted a Code of Ethics for Senior Financial Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.babsoncapital.com/mci. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Trustees has determined that Mr. Donald E. Benson, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Benson is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          FEES BILLED TO THE REGISTRANT

                                   KPMG LLP         Deloitte & Touche LLP*
                                   Year Ended             Year Ended
                                  December 31,            December 31,
                                      2004                   2003
                                   ----------             ----------
         Audit Fees                $   32,500             $   60,500
         Audit-Related Fees             5,000                  5,500
         Tax Fees                       8,500                  7,400
         All Other Fees                     0                      0
                                   ----------             ----------
              Total Fees           $   46,000             $   73,400
                                   ==========             ==========


                 NON-AUDIT FEES BILLED TO BABSON AND MASSMUTUAL

                                   KPMG LLP         Deloitte & Touche LLP*
                                   Year Ended             Year Ended
                                  December 31,            December 31,
                                      2004                   2003
                                   ----------             ----------
          Audit-Related Fees       $  406,900             $  340,000
          Tax Fees                     35,138                 35,100
          All Other Fees              400,000                  5,000
                                   ----------             ----------
         Total Fees                $  842,038             $  380,100
                                   ==========             ==========

         *Deloitte & Touche LLP ("D&T") was the Registrant's independent auditors for the 2003 fiscal year audit. KPMG LLP ("KPMG") was the Registrant's independent auditors for the 2004 fiscal year audit.

         The category "Audit Related Fees" reflects fees billed by KPMG or D&T for services related to the audit and other assurance services performed in connection with the audit engagements of the Registrant, Babson Capital Management LLC ("Babson") and Massachusetts Mutual Life Insurance Company ("MassMutual"). Preparation of Federal, state and local income tax and compliance work are representative of the fees billed in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG or D&T for various non-audit and non-tax services rendered to Babson and MassMutual, such as SAS 70 review, agreed upon procedures reports, and tax consulting.

         The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's independent accountants. During 2004, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG and did not rely on such a pre-approval policy for any such services.

         The Audit Committee reviewed the aggregate fees billed for professional services rendered by KPMG for the Registrant and for the non-audit services provided to Babson, and Babson's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services were compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of U.S. Securities and Exchange Commission. The Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.babsoncapital.com/mpv; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Donald E. Benson, Martin T. Hart, and Corine T. Norgaard.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable for this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

         The Registrant's Board of Trustees has delegated proxy voting responsibilities relating to voting securities held by the Registrant to its investment adviser, Babson Capital Management LLC ("Babson"). A summary of Babson's proxy voting policies and procedures is set forth below.

         Summary of Babson's Proxy Voting Policy
         ---------------------------------------

         Babson views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be voted solely in the best interests of its clients (i.e. prudently and in a manner believed by Babson to best protect and enhance an investor's returns). To implement this general principle, it is Babson's policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS's proxy voting guidelines.

         Babson recognizes, however, that there may be times when Babson believes that it will be in the best interests of clients holding the securities to (1) vote against ISS's recommendations or (2) in cases where ISS has not provided Babson with any recommendations with respect to a proxy, vote against ISS's proxy voting guidelines. Babson may vote, in whole or part, against ISS's recommendations or ISS's proxy voting guidelines, as applicable, if such vote is authorized by the Policy. The procedures set forth in the Policy are designed to ensure that votes against ISS's recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict").

         Summary of Babson's Proxy Voting Procedures
         -------------------------------------------

         Babson has (1) established a Proxy Committee that is responsible for the implementation and governance of the Policy and (2) designated Proxy Administrators who will receive and post proxies for voting with ISS. In accordance with the Policy, Babson will generally vote all client proxies in accordance with ISS's recommendation or proxy voting guidelines, unless a person authorized by the Proxy Committee (each a "Proxy Analyst") determines that it is in its clients' best interest to vote against ISS's recommendation or proxy voting guidelines. In these cases, Babson will vote against ISS's recommendation or proxy voting guidelines, so long as no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator. Otherwise, the proxy is to be submitted to a member of the Proxy Committee, who shall determine how to vote the proxy unless (i) the Proxy Administrator has identified a Babson Material Conflict or (ii) said Proxy Committee member has identified a Material Conflict. In such cases, the proxy shall be submitted to the Proxy Committee, which may authorize a vote against ISS's recommendation or proxy voting guidelines only if the Proxy Committee determines that such vote is in the clients' best interests.

         No employee, officer or director of Babson or its affiliates (other than those assigned such responsibilities under the Policy) may influence how Babson votes any proxy, unless such person has been requested to provide such assistance by a Portfolio Manager or Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Policy shall be reported to the Proxy Committee member prior to voting and to Babson's General Counsel.

         Obtaining a Copy of the Policy
         ------------------------------

         The full text of Babson's Policy is available (1) without charge, upon request, by calling 1-866-399-1516 or (2) on the Registrant's website, www.babsoncapital.com/mci.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

         Not Applicable for this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not Applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               None.

        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not Applicable for this filing.

        (b)    CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Corporate Investors
                ----------------------------------
By:             /s/ Roger W. Crandall
                ----------------------------------
                Roger W. Crandall, President
                ----------------------------------
Date:           March 4, 2005
                ----------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Roger W. Crandall
                ----------------------------------
                Roger W. Crandall, President
                ----------------------------------
Date:           March 4, 2005
                ----------------------------------
By:             /s/ Charles C. McCobb, Jr.
                ----------------------------------
                Charles C. McCobb, Jr., Vice
                President, and Chief Financial Officer
                ----------------------------------
Date:           March 4, 2005
                ------------------------------